As filed with the Securities and Exchange Commission on January 28, 2014

1933 Act Registration No. 333-67552

1940 Act Registration No. 811-10467

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 27	☒

(Check appropriate box or boxes.)

CAUSEWAY CAPITAL MANAGEMENT TRUST

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 231-6117

Copies to:

SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 (Name and address of agent for service)	MARK D. PERLOW K&L Gates LLP Four Embarcadero Center, Suite 1200 San Francisco, CA 94111 Telephone: (415) 249-1070 Facsimile: (415) 882-8220

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

As with all other mutual fund securities,

the Securities and Exchange Commission

and the Commodity Futures Trading Commission

have not approved or disapproved of these securities

or passed on the accuracy or adequacy

of this Prospectus. Any representation to

the contrary is a criminal offense.

This Prospectus contains information about Causeway International Value Fund (the “International Value Fund”), Causeway Global Value Fund (the “Global Value Fund”), Causeway Emerging Markets Fund (the “Emerging Markets Fund”), Causeway International Opportunities Fund (the “International Opportunities Fund”) and Causeway Global Absolute Return Fund (“Global Absolute Return Fund”) (each, a “Fund” and collectively, the “Funds”), each of which is a diversified series of Causeway Capital Management Trust (the “Trust”). Causeway Capital Management LLC, each Fund’s investment adviser, is referred to below as the “Investment Adviser.”

CAUSEWAY INTERNATIONAL VALUE FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital and income.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

	Institutional Class		Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	Non	e	Non	e
Deferred Sales Charge (Load)	Non	e	Non	e
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a

percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	0.80%		0.80%
Other Expenses(1)	0.15%		0.15%
Shareholder Service Fees	Non	e	0.25%
Total Annual Fund Operating Expenses	0.95%		1.20%
(1)	“Other Expenses” includes acquired fund fees and expenses of less than 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$303	$525	$1,166
Investor Class	$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Normally, the Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

2	Causeway Funds

The Investment Adviser determines the country where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

When investing the Fund’s assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings and yield are the most important factors.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (the “MSCI EAFE Index”).

In addition, because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Causeway Funds	3

See “Investment Risks” beginning on page 33 for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 25.51% (6/30/09) and the worst quarter was -22.05% (9/30/11).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

For the periods ended December 31, 2013:

Institutional Class	1 Year	5 Year	10 Year	Since Inception (October 26, 2001)
Fund Returns Before Taxes	24.17%	15.48%	8.30%	9.67%
Fund Returns After Taxes on Distributions	23.99%	15.41%	7.58%	9.01%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	14.05%	12.86%	7.16%	8.39%

4	Causeway Funds

Investor Class	1 Year	5 Year	10 Year	Since Inception (October 26, 2001)
Fund Returns Before Taxes	23.90%	15.21%	8.05%	9.41%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	23.29%	12.96%	7.39%	7.58%

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.

James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2006.

Kevin Durkin, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2006.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.

Foster Corwith, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable as ordinary income or long-term capital gain.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	5

CAUSEWAY GLOBAL VALUE FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital and income.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

	Institutional Class		Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	Non	e	Non	e
Deferred Sales Charge (Load)	Non	e	Non	e
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	0.80%		0.80%
Other Expenses(1)	0.55%		0.55%
Shareholder Service Fees	Non	e	0.25%
Total Annual Fund Operating Expenses	1.35%		1.60%
Expense Reimbursement(2)	0.30%		0.30%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%		1.30%
(1)	“Other Expenses” includes acquired fund fees and expenses of less than 0.01%.
(2)	Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2015 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$107	$398	$711	$1,598
Investor Class	$132	$476	$843	$1,875

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests primarily in common stocks of companies in developed countries located outside the U.S. and of companies in the U.S. Normally, the Fund

6	Causeway Funds

invests the majority of its total assets in companies that pay dividends or repurchase their shares.

The Fund may invest up to 20% of its total assets in companies located in emerging (less developed) markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in companies located in a number of countries outside the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Investment Adviser determines the country where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

When investing the Fund’s assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings and yield are the most important factors.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the Morgan Stanley Capital International World Index (Gross) (the “MSCI World Index”).

In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other

Causeway Funds	7

risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

See “Investment Risks” beginning on page 33 for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities as well as U.S. securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one and five years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 25.39% (6/30/09) and the worst quarter was -19.26% (9/30/11).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

For the periods ended December 31, 2013:

Institutional Class	1 Year	5 Years	Since Inception (Institutional: April 29, 2008) (Investor: January 31, 2011)
Fund Returns Before Taxes	29.19%	19.79%	5.26%
Fund Returns After Taxes on Distributions	27.12%	19.37%	4.91%

8	Causeway Funds

Institutional Class	1 Year	5 Years	Since Inception (Institutional: April 29, 2008) (Investor: January 31, 2011)
Fund Returns After Taxes on Distributions and Sale of Fund Shares	17.06%	16.22%	4.16%
Investor Class
Fund Returns Before Taxes	29.01%	n/a	11.94%
MSCI World Index (Gross) (reflects no deduction for fees, expenses or taxes)	27.37%	15.68%	4.56% (since 4/29/08)
			11.63% (since 1/31/11)

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.

James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.

Kevin Durkin, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2008.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.

Foster Corwith, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable as ordinary income or long-term capital gain.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	9

CAUSEWAY EMERGING MARKETS FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

	Institutional Class		Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	Non	e	Non	e
Deferred Sales Charge (Load)	Non	e	Non	e
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	1.00%		1.00%
Other Expenses	0.30%		0.30%
Shareholder Service Fees	Non	e	0.25%
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses (1)	1.31%		1.56%
(1)	“Total Annual Fund Operating Expenses” disclosed above differ from the “Ratio of Expenses to Average Net Assets” in the financial highlights section of this Prospectus because the financial highlights do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$133	$415	$718	$1,579
Investor Class	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund normally invests at least 80% of its total assets in equity securities of companies located in emerging (less developed) markets and other investments that are tied economically to emerging markets. For these purposes, the Investment Adviser considers eligible investments generally to include common stock, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and exchange-traded funds (“ETFs”).

10	Causeway Funds

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. The Investment Adviser’s proprietary computer model analyzes a variety of fundamental, technical and macroeconomic characteristics to assist in selecting securities. The model currently analyzes characteristics of individual securities, such as valuation, earnings growth, and momentum, and to a lesser extent characteristics of countries and sectors.

The Fund invests in ten or more emerging markets, and, if the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in its benchmark, the Morgan Stanley Capital International Emerging Markets Index (Gross) (the “MSCI EM Index”), plus 5 percentage points, or less than the weight of that country in the MSCI EM Index minus 5 percentage points. For these purposes, emerging markets include, but are not limited to, countries included in the MSCI EM Index, which currently are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. In addition, at the discretion of the Investment Adviser, the Fund may invest in the aggregate up to 10% of total Fund assets in emerging markets not included in the MSCI EM Index. The Investment Adviser determines the country where a company is located, and thus whether a company is located in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.

The Fund generally invests in companies with market capitalizations of US$500 million or greater at the time of investment and may invest in a wide range of industries.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Fund’s investments in companies in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

Data for emerging markets companies may be less available and/or less current than data for developed markets companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and

Causeway Funds	11

changes in the characteristic’s historical trends. The characteristics used in quantitative analysis and the weight placed on those characteristics may not be predictive of a security’s value, and the effectiveness of the characteristics can change over time. These changes may not be reflected in the current quantitative model.

Some of the Fund’s investments may be in smaller capitalization companies. The values of securities of smaller, less well-known companies can be more volatile than those of larger companies and can react differently to company, political, market, and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets, and financial resources, adding additional risk.

See “Investment Risks” beginning on page 33 for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include emerging markets securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, and especially emerging markets.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 38.15% (6/30/09) and the worst quarter was -31.44% (9/30/08).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

12	Causeway Funds

For the periods ended December 31, 2013:

Institutional Class	1 Year	5 Year	Since Inception (March 30, 2007)
Fund Returns Before Taxes	-2.57%	18.98%	4.86%
Fund Returns After Taxes on Distributions	-2.60%	18.82%	4.55%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	-1.09%	15.85%	4.03%
Investor Class
Fund Returns Before Taxes	-2.78%	18.79%	4.74%
MSCI EM Index (Gross) (reflects no deduction for fees, expenses or taxes)	-2.27%	15.15%	3.97%

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following portfolio managers:

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund’s portfolio manager since 2007.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2007.

Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable as ordinary income or long-term capital gain.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	13

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

	Institutional Class		Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	Non	e	Non	e
Deferred Sales Charge (Load)	Non	e	Non	e
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Class	Investor Class
Management Fees	0.00%	0.00%
Other Expenses	0.62%	0.63%
Shareholder Service Fees	Non	e	0.25%
Acquired Fund Fees and Expenses	1.03%	1.03%
Total Annual Fund Operating Expenses(1)	1.65%	1.91%
Expense Reimbursement(2)	0.51%	0.52%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.14%	1.39%
(1)	“Total Annual Fund Operating Expenses” disclosed above differ from the “Ratio of Expenses to Average Net Assets (Excluding Waivers)” in the financial highlights section of this Prospectus because the financial highlights do not include acquired fund fees and expenses.

(2)	Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2015 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$116	$471	$849	$1,912
Investor Class	$142	$550	$983	$2,191

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

14	Causeway Funds

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund is a fund of funds that invests in underlying funds that invest in both developed markets, excluding the United States, and emerging markets. The Investment Adviser allocates substantially all of the Fund’s assets between the International Value Fund and the Emerging Markets Fund using a proprietary asset allocation model. These Funds are also advised by the Investment Adviser and their strategies are summarized below.

International Value Fund: The International Value Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Normally, the International Value Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The International Value Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

When investing the International Value Fund’s assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

Emerging Markets Fund: The Emerging Markets Fund normally invests at least 80% of its total assets in equity securities of companies located in emerging (less developed) markets and other investments that are tied economically to emerging markets. For these purposes, the Investment Adviser considers eligible investments generally to include common stock, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and ETFs.

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Emerging Markets Fund. The Investment Adviser’s proprietary computer model analyzes a variety of fundamental, technical and macroeconomic characteristics to assist in selecting securities. The model currently analyzes characteristics of individual securities, such as valuation, earnings growth, and momentum, and to a lesser extent characteristics of countries and sectors.

The Emerging Markets Fund invests in ten or more emerging markets, and, if the Fund invests in a country, the percentage of the Emerging Markets Fund’s total assets attributable to any one country is not expected to be greater than the weight of that country in the Morgan Stanley Capital International Emerging Markets Index (Gross) (the “MSCI EM Index”) plus 5 percentage points, or less than the weight of that country in the MSCI EM Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, the Emerging Markets Fund may invest in the aggregate up to 10% of total Fund assets in emerging markets not included in the MSCI EM Index. The Emerging Markets Fund generally invests in companies with market capitalizations of US$500 million or greater at the time of investment and may invest in a wide range of industries.

Asset Allocation Methodology: The Investment Adviser uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the International Value Fund and the Emerging Markets Fund. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the Fund’s benchmark, the Morgan Stanley Capital International All Country World Index ex U.S. (Gross) (“ACWI ex U.S. Index”). The model currently analyzes characteristics in four categories: valuation, earnings growth, financial

Causeway Funds	15

strength, and macroeconomic. The Investment Adviser’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the International Value Fund and the Emerging Markets Fund. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

The percentage of the Fund’s total assets in the Emerging Markets Fund and other emerging markets investments, such as exchange-traded funds based on emerging markets indices (but not including any portion of the International Value Fund invested in emerging markets), is not expected to be greater than the weight of the emerging markets portion of the ACWI ex U.S. Index multiplied by two, and can be as low as zero. As of December 31, 2013, the emerging markets portion of the ACWI ex U.S. Index was 20.68%.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of the shares of the International Value Fund or the Emerging Markets Fund, and the particular stocks or stock markets in which they invest, are falling. Also, the Investment Adviser may select securities for the International Value Fund or the Emerging Markets Fund that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

The Investment Adviser will use a proprietary, quantitative, asset allocation model to determine allocations between developed and emerging markets and thus between the International Value Fund and the Emerging Markets Fund. This will subject the Fund to the risk of relative underperformance if emerging markets exposure is relatively high when emerging markets underperform developed markets or if emerging markets exposure is relatively low when emerging markets outperform developed markets. No assurance can be given that the Investment Adviser’s asset allocation decisions will be timed to avoid underperformance or losses. Further, the Investment Adviser charges the Emerging Markets Fund a higher management fee than the International Value Fund, which presents an incentive to the Investment Adviser to allocate assets to the Emerging Markets Fund.

You can invest directly in the International Value Fund and the Emerging Markets Fund. By investing in the International Value Fund and the Emerging Markets Fund indirectly through the International Opportunities Fund, you indirectly pay both your share of the International Opportunities Fund’s expenses and the expenses it pays as a shareholder of the underlying Funds. Therefore, investing in the International Opportunities Fund is more expensive than investing in the underlying Funds directly.

In addition, because both the International Value Fund and Emerging Markets Fund invest most of their assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the International Value Fund and Emerging Markets Fund invest in securities denominated in foreign currencies, their shares, and thus the Fund’s shares, may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments, as the extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets.

16	Causeway Funds

Value stocks, including those selected by the Investment Adviser for the International Value Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The International Value Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index (the MSCI EAFE Index). Accordingly, the return of the Fund’s investment in the International Value Fund will not necessarily be similar to the return of the International Value Fund’s benchmark.

Data for emerging markets companies may be less available and/or less current than data for developed markets companies. The Investment Adviser uses quantitative techniques to generate investment decisions for the Emerging Markets Fund and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends. The characteristics used in quantitative analysis and the weight placed on those characteristics may not be predictive of a security’s value, and the effectiveness of the characteristics can change over time. These changes may not be reflected in the current quantitative model.

Some of the Emerging Markets Fund’s investments may be in smaller capitalization companies. The values of securities of smaller, less well-known companies can be more volatile than those of larger companies and can react differently to company, political, market, and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets, and financial resources, adding additional risk.

See “Investment Risks” beginning on page 33 for more information about the risks associated with the Fund.

An investment in the International Opportunities Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities, including emerging markets.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 17.77% (9/30/10) and the worst quarter was -22.60% (9/30/11).

Causeway Funds	17

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

For the periods ended December 31, 2013:

Institutional Class	1 Year	Since Inception (December 31, 2009)
Fund Returns Before Taxes	17.82%	10.31%
Fund Returns After Taxes on Distributions	17.54%	9.95%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	10.55%	8.21%
Investor Class
Fund Returns Before Taxes	17.48%	10.05%
MSCI All Country World Index ex U.S. (Gross) (reflects no deduction for fees, expenses or taxes)	15.78%	7.07%

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

Kevin Durkin, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.

Foster Corwith, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2009.

Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at

18	Causeway Funds

www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable as ordinary income or long-term capital gain.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

Causeway Funds	19

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

Fund Summary

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital with low or no correlation to the Morgan Stanley Capital International World Index (the “World Index”).

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

	Institutional Class		Investor Class
Sales Charge (Load) on Purchasesand Reinvested Distributions	Non	e	Non	e
Deferred Sales Charge (Load)	Non	e	Non	e
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	1.50%		1.50%
Other Expenses	0.44%		0.44%
Shareholder Service Fees	Non	e	0.25%
Acquired Fund Fees and Expenses	0.21%		0.21%
Total Annual Fund Operating Expenses (1)	2.15%		2.40%
Expense Reimbursement (2)	0.19%		0.19%

	Institutional Class	Investor Class
Total Annual Fund Operating Expenses After Expense Reimbursement	1.96%	2.21%
(1)	“Total Annual Fund Operating Expenses” disclosed above differ from the “Ratio of Expenses to Average Net Assets (Excluding Waivers)” in the financial highlights section of this Prospectus because the financial highlights do not include acquired fund fees and expenses.

(2)	Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2015 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$199	$655	$1,137	$2,468
Investor Class	$224	$730	$1,263	$2,722

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual

20	Causeway Funds

fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, although its exposures obtained through swap agreements, described below, did change during the period.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund takes long and short exposures in common and preferred stocks of companies located primarily in developed countries outside the U.S. and of companies in the U.S. To obtain exposure to long and short positions in securities, the Fund enters into one or more total return equity swap agreements (each, a “swap agreement”). Although the Fund is permitted to take direct long and short positions in securities, other than swap agreements, it does not currently intend directly to purchase or sell securities or to hold short positions in securities. The Investment Adviser uses its fundamental global value equity strategy to manage the Fund’s long exposures (the “global long portfolio” of the Fund). The Investment Adviser uses its quantitative investment strategy designed to identify short exposures that it expects to underperform the World Index to manage the Fund’s short exposures (the “global short portfolio” of the Fund).

The dollar amount of the Fund’s long exposures will generally be equivalent to the dollar amount of its short exposures. By having approximately equivalent amounts of long and short exposures, the Fund seeks to generate returns that have low or no correlation to the World Index, and lower volatility than the World Index. This would limit the Fund’s participation in a market upswing. The Fund’s benchmark is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. While the total dollar amount of long and short exposures is expected to be approximately equal, the global long portfolio and the global short portfolio are managed using different styles and, as a result, will have exposures that will not be hedged. For example, the global long portfolio and global short portfolio will have exposures to different companies, and the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. Depending on the exposures taken, exposures in the global long portfolio may even be increased by exposures taken in the global short portfolio, and vice versa. Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market instruments that are used to support and cover the Fund’s obligations under its swap agreements.

Swap Agreements. Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers, using the strategies described below. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty are calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value reflects any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”). The Fund currently enters into swap agreements primarily with one counterparty, but may use additional counterparties. While the Fund currently intends to use only swap agreements, it is also permitted directly to purchase and sell securities.

Causeway Funds	21

Swap Agreement Financing Charges and Transaction Costs. Under a swap agreement, the Fund pays financing charges to the counterparty based on the notional amount of exposures, and the Fund also pays transaction costs when it changes exposures to stipulated underlying investments, including brokerage commissions and stamp taxes. Although the Fund is not itself trading in underlying investments, the counterparty charges the Fund as if it were trading directly. These charges permit the counterparty, if it desires to hedge its obligations to the Fund, to recover the costs of any such hedging. In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposures.

Swap Agreements and Leverage. Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market instruments that are used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures to up to four times its net asset value.

Periodic Settlement of Swap Agreements. The Fund currently expects to settle swap positions at least monthly, and may do so more frequently, so that the value of (that is, the net gain under) any swap agreements, when they are “in the money,” with a single counterparty will not exceed 5% of the value of the Fund’s total assets. While periodically settling a swap position is intended to limit counterparty risk, it will also cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to its shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

Exposures Underlying Swap Agreements. The Investment Adviser expects the Fund generally to have long exposures to between approximately 35 and 55 common and preferred stocks of companies and short exposures to between approximately 75 and 150 common and preferred stocks of companies. The global short portfolio is expected, normally, to have higher turnover of its exposures than the global long portfolio. Under normal circumstances, at least 40% of the Fund’s total exposures will be to companies located in a number of countries outside the U.S. Up to 20% of the Fund’s total exposures may include exposures to companies located in emerging markets. The Fund’s Statement of Additional Information (“SAI”) discusses how the Investment Adviser determines the country where a company is located. The Fund may have exposures to companies of all sizes and in any industry, and the Fund does not intend to have concentrated exposure to any particular industry, as measured relative to the Fund’s exposures to all industries. The use of swap agreements and the ability to use leverage to increase economic exposures relative to the Fund’s net assets may, however, result in the Fund obtaining greater economic exposures to particular industries than would otherwise be the case and being susceptible to industry-specific market or economic developments.

Global Long Portfolio. The global long portfolio of the Fund is exposed primarily to long positions in common and preferred stocks of companies in developed countries located outside the U.S. and of companies in the U.S. Normally, the majority of the global long portfolio is exposed to companies that pay dividends or repurchase their shares.

The Investment Adviser follows a value style for the global long portfolio of the Fund. This means that this portfolio has exposure to stocks that the Investment Adviser believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

22	Causeway Funds

The Investment Adviser considers each of the following value characteristics in identifying, increasing, or decreasing exposures for the global long portfolio of the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings and yield are the most important factors.

Global Short Portfolio. The global short portfolio of the Fund is exposed primarily to short positions in common and preferred stocks of companies in developed countries located outside the U.S. and of companies in the U.S. that the Investment Adviser believes will underperform the World Index. If the World Index is increasing, a short position may underperform the World Index and still lose value. The Investment Adviser uses a quantitative investment strategy to identify, increase, or decrease exposures, and to analyze certain financial characteristics that the portfolio managers believe are influential in determining whether a security will underperform the World Index. These characteristics include, among others, valuation metrics, earnings growth, technical/price momentum, and financial strength/earnings quality. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review the quantitative outputs to attempt to identify special issues, such as significant corporate actions or management changes, which cannot be detected quantitatively.

What are the main risks of investing in the Fund?

As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which it has short exposure is rising. Also, the Investment Adviser may identify investments that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s assets or exposures decreases, you may lose money. We cannot guarantee that the Fund will achieve its investment objective. Risks associated with foreign securities, value stocks, quantitative techniques, management and style risks, and short positions, as described below, apply whether the Fund obtains exposures through a swap agreement or makes direct investments.

Foreign and Emerging Markets Risk. Because the Fund has significant exposure to foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund has exposures to securities denominated in foreign currencies, the Fund’s value could decrease depending on foreign exchange rates. Other risks applicable to foreign companies that could impact the value of their securities, and thus the value of the Fund’s exposures, include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Value Stock Risk. Value stocks, including those identified by the Investment Adviser for the global long portfolio of the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down.

Causeway Funds	23

Quantitative Strategy Risk. The Investment Adviser uses quantitative techniques to identify exposures for the global short portfolio of the Fund. Securities identified using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security exposure’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model. In addition, data for emerging markets companies may be less available and/or less current than data for developed markets companies, and the Investment Adviser’s processes and exposure selection can be adversely affected if it relies on erroneous or outdated data.

Short Exposure Risk. The global short portfolio of the Fund is exposed primarily to short positions through swap agreements. Short positions are subject to special risks. Short positions obtain exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained, calculated based on the notional value of the exposure, plus any other charges payable under a swap agreement. Because the short exposures will exceed the Fund’s net assets, the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited. This risk is magnified in periods of market turmoil.

Management and Style Risks. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio are managed using different styles and, as a result, will have exposures that will not be hedged. If the value of the exposures in the global short portfolio of the Fund increases at the same time that the value of exposures in the global long portfolio of the Fund decreases, the Fund will be exposed to significant losses, which will be magnified by leverage through the use of swap agreements.

Besides having exposures to different companies, the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. These portfolio characteristics will not be hedged, and the global long portfolio may have exposures to portfolio characteristics to which the global short portfolio does not have the same type or extent of exposure, and vice versa. Depending on the exposures, it is possible that the Fund could create positive correlation instead of hedging its overall exposure to a particular portfolio characteristic through both the global long and short portfolios, thereby magnifying the Fund’s exposure rather than offsetting its risk. The Fund will be subject to losses if a portfolio characteristic to which it has exposure performs poorly, and the extent of losses will be magnified by leverage through the use of swap agreements.

Swap Agreement Risks. A swap agreement is a form of derivative instrument, which involves the use of leverage. A swap agreement can be volatile and involves significant risks, including counterparty risk, leverage risk, liquidity risk, and short position risk. The use of a swap agreement will expose the Fund to additional risks that it would not be subject to if it had invested directly in the securities underlying the swap agreement and may result in larger losses or smaller gains than would otherwise be the case.

The Fund pays significant swap expenses (including financing charges based on the notional amount of exposures) when investing through swap agreements, and pays transaction costs when it changes exposures to securities underlying a swap agreement, including amounts equivalent to brokerage commissions and stamp taxes that would be incurred if the Fund were

24	Causeway Funds

directly trading. In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure. These fees and charges reduce investment returns and increase investment losses.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently uses swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit the Fund’s ability to use leverage and reduce investment returns. Pursuant to recent regulatory changes, the swap agreements used by the Fund are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) and the SEC. Although the long-term impact of these regulatory requirements on the Fund and its counterparties remains uncertain, they may cause counterparties to increase fees charged to the Fund or make them less willing to enter into swap agreements with the Fund in the future. If the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those obligations. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Investment Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to settle a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position. Although the Fund intends to settle swap agreements so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time, it may have difficulty doing so in a timely manner and could, as a result, incur losses that otherwise might have been avoided.

The Fund currently expects to settle swap agreements at least monthly, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to its shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

Other Risks. See “Investment Risks” beginning on page 33 for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The Fund may be an appropriate investment if you:

•	Are seeking to diversify your investments to include an allocation to the “alternatives” asset class designed to have low or no correlation to the World Index.

•	Are seeking long-term growth of capital with low or no correlation to the World Index.

•

Are seeking to diversify a portfolio of equity securities to include exposure to foreign securities, as well as U.S. securities, and can tolerate risks associated with foreign investing, including currency risks, and total return equity swaps.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

•	Can tolerate the risks of substantial leverage, which will magnify gains and losses.

•	Can tolerate paying higher ordinary income rates on any ordinary income or short-term capital gains realized by the Fund.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 7.84% (6/30/13) and the worst quarter was -6.28% (12/31/12).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

For the periods ended December 31, 2013:

Institutional Class	1 Year	Since Inception (January 24, 2011)
Fund Returns Before Taxes	12.48%	6.49%
Fund Returns After Taxes on Distributions	10.62%	5.07%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	7.07%	4.44%
Investor Class
Fund Returns Before Taxes	11.99%	6.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.10%

26	Causeway Funds

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Kevin Durkin, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Foster Corwith, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2011.

Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com (for existing shareholders).

Investor Class shares require a $5,000 minimum initial investment ($4,000 for IRAs). Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund (including distributions of net short-term capital gains) are generally taxable as ordinary income. Because the Fund currently expects to settle swap agreements at least monthly, it expects to realize ordinary income and short-term capital gains, if any, that are taxable to its shareholders, when distributed to them, as ordinary income rather than at lower long-term capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

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Fund Details

Investment Objectives and Principal Investment Strategies

The investment objective of the International Value Fund is to seek long-term growth of capital and income. The investment objective of the Global Value Fund is to seek long-term growth of capital and income. The investment objective of the Emerging Markets Fund is to seek long-term growth of capital. The investment objective of the International Opportunities Fund is to seek long-term growth of capital. The investment objective of the Global Absolute Return Fund is to seek long-term growth of capital with low or no correlation to the World Index. No assurance can be given that the investment objective of any of the Funds will be realized. Each Fund’s investment objective is non-fundamental, and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice.

The Funds seek to achieve their investment objectives using the primary investment strategies described below.

Causeway International Value Fund

The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. Normally, the Fund invests at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. There is no limit on investments in any one country. The Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets.

When investing the Fund’s assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings and yield are the most important factors.

Causeway Global Value Fund

The Fund invests primarily in common stocks of companies in developed countries located outside the U.S. and of companies in the U.S. Normally, the Fund invests the majority of its total assets in companies that pay dividends or repurchase their shares.

The Fund may invest up to 20% of its total assets in companies located in emerging (less developed) markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in companies located in a number of countries outside the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries.

When investing the Fund’s assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those

28	Causeway Funds

industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings and yield are the most important factors.

Causeway Emerging Markets Fund

The Fund normally invests at least 80% of its total assets in equity securities of companies located in emerging (less developed) markets and other investments that are tied economically to emerging markets. For these purposes, the Investment Adviser considers eligible investments generally to include common stock, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and ETFs.

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. The Investment Adviser’s proprietary computer model analyzes a variety of fundamental, technical and macroeconomic characteristics to assist in selecting securities. The model currently analyzes characteristics of individual securities, such as valuation, earnings growth, and momentum, and to a lesser extent characteristics of countries and sectors.

The Fund invests in ten or more emerging markets, and, if the Fund invests in a country, the percentage of the Fund’s total assets attributable to any one country is not expected to be greater than the weight of that country in the MSCI EM Index plus 5 percentage points, or less than the weight of that country in the MSCI EM Index minus 5 percentage points. For these purposes, emerging markets include, but are not limited to, countries included in the MSCI EM Index, which currently are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. In addition, at the discretion of the Investment Adviser, the Fund may invest in the aggregate up to 10% of total Fund assets in emerging markets not included in the MSCI EM Index.

The Fund generally invests in companies with market capitalizations of US$500 million or greater at the time of investment and may invest in a wide range of industries.

Causeway International Opportunities Fund

The Fund is a fund of funds that invests in underlying funds that invest in both developed markets, excluding the United States, and emerging markets. The Investment Adviser allocates substantially all of the Fund’s assets between the International Value Fund and the Emerging Markets Fund using a proprietary asset allocation model. These Funds are also advised by the Investment Adviser and their strategies are summarized above.

Asset Allocation Methodology: The Investment Adviser uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the International Value Fund and the Emerging Markets Fund. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should

Causeway Funds	29

increase or decrease relative to the Fund’s benchmark, the ACWI ex U.S. Index. The model currently analyzes characteristics in four categories: valuation, earnings growth, financial strength, and macroeconomic. The Investment Adviser’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the International Value Fund and the Emerging Markets Fund. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

The percentage of the Fund’s total assets in the Emerging Markets Fund and other emerging markets investments, such as exchange-traded funds based on emerging markets indices (but not including any portion of the International Value Fund invested in emerging markets), is not expected to be greater than the weight of the emerging markets portion of the ACWI ex U.S. Index multiplied by two, and can be as low as zero. As of December 31, 2013, the emerging markets portion of the ACWI ex U.S. Index was 20.68%.

Causeway Global Absolute Return Fund

The Fund takes long and short exposures in common and preferred stocks of companies located primarily in developed countries outside the U.S. and of companies in the U.S. To obtain exposure to long and short positions in securities, the Fund enters into one or more total return equity swap agreements (each, a “swap agreement”). Although the Fund is permitted to take direct long and short positions in securities, other than swap agreements, it does not currently intend directly to purchase or sell securities or to hold short positions in securities. The Investment Adviser uses its fundamental global value equity strategy to manage the Fund’s long exposures (the “global long portfolio” of the Fund). The Investment Adviser uses its quantitative investment strategy designed to identify short exposures that it expects to underperform the World Index to manage the Fund’s short exposures (the “global short portfolio” of the Fund).

The dollar amount of the Fund’s long exposures will generally be equivalent to the dollar amount of its short exposures. By having approximately equivalent amounts of long and short exposures, the Fund seeks to generate returns that have low or no correlation to the World Index, and lower volatility than the World Index. This would limit the Fund’s participation in a market upswing. The Fund’s benchmark is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. While the total dollar amount of long and short exposures is expected to be approximately equal, the global long portfolio and the global short portfolio are managed using different styles and, as a result, will have exposures that will not be hedged. For example, the global long portfolio and global short portfolio will have exposures to different companies, and the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. Depending on the exposures taken, exposures in the global long portfolio may even be increased by exposures taken in the global short portfolio, and vice versa. Normally, the Fund’s assets (other than the swap agreements) are directly invested primarily in money market instruments that are used to support and cover the Fund’s obligations under its swap agreements.

Information about the swap agreements used by the Fund, swap agreement financing charges and transaction costs, the use of leverage through a swap agreement and periodic settlement of swap agreements appears under the Global Absolute Return Fund’s summary and in the SAI.

Exposures Underlying Swap Agreements. The Investment Adviser expects the Fund generally to have long exposures to between approximately 35 and 55 common and preferred stocks of companies and short exposures to between approximately 75 and 150 common and preferred stocks of companies. The global short portfolio is expected, normally, to have higher turnover of its exposures than the global long

30	Causeway Funds

portfolio. Under normal circumstances, at least 40% of the Fund’s total exposures will be to companies located in a number of countries outside the U.S. Up to 20% of the Fund’s total exposures may include exposures to companies located in emerging markets. The Fund’s SAI discusses how the Investment Adviser determines the country where a company is located. The Fund may have exposures to companies of all sizes and in any industry, and the Fund does not intend to have concentrated exposure to any particular industry, as measured relative to the Fund’s exposures to all industries. The use of swap agreements and the ability to use leverage to increase economic exposures relative to the Fund’s net assets may, however, result in the Fund obtaining greater economic exposures to particular industries than would otherwise be the case and being susceptible to industry-specific market or economic developments.

Global Long Portfolio. The global long portfolio of the Fund is exposed primarily to common and preferred stocks of companies in developed countries located outside the U.S. and of companies in the U.S. Normally, the majority of the global long portfolio is exposed to companies that pay dividends or repurchase their shares.

The Investment Adviser follows a value style for the global long portfolio of the Fund. This means that this portfolio has exposure to stocks that the Investment Adviser believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in identifying, increasing, or decreasing exposures for the global long portfolio of the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings and yield are the most important factors.

Global Short Portfolio. The global short portfolio of the Fund is exposed to short positions in common and preferred stocks of companies in developed countries located outside the U.S. and of companies in the U.S. that the Investment Adviser believes will underperform the World Index. If the World Index is increasing, a short position may underperform the World Index and still lose value. The Investment Adviser uses a quantitative investment strategy to identify, increase, or decrease exposures, and to analyze certain financial characteristics that the portfolio managers believe are influential in determining whether a security will underperform the World Index. These characteristics include, among others, valuation metrics, earnings growth, technical/price momentum, and financial strength/earnings quality. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review the quantitative outputs to attempt to identify special issues, such as significant corporate actions or management changes, which cannot be detected quantitatively.

Additional Investment Information

Money Market Investments

To meet redemptions, when waiting to invest cash receipts, or (for the Global Absolute Return Fund) to

Causeway Funds	31

provide collateral and support to swap agreements, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. A larger percentage of such investments could moderate a Fund’s investment results. Also, the Funds temporarily can invest up to 100% of their assets in short-term, investment grade bonds, and other money market instruments in response to adverse market, economic or political conditions, and the Global Absolute Return Fund can decrease or entirely eliminate its derivatives exposure in response to adverse market, economic or political conditions. A larger percentage of such investments could moderate a Fund’s investment results. A Fund may not achieve its investment objective using this type of investing.

Information About Each Fund’s Index

Information about each Fund’s benchmark index appears below. A Fund’s returns will not necessarily be similar to the returns of its benchmark index.

The benchmark index for the International Value Fund is the MSCI EAFE Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The benchmark index for the Global Value Fund is the MSCI World Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S.

The benchmark index for the Emerging Markets Fund is the MSCI EM Index. This Index is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 21 emerging country indices.

The benchmark index for the International Opportunities Fund is the ACWI ex U.S. Index. This Index is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of developed and emerging markets excluding the U.S. market, consisting of 43 country indices.

The benchmark index for the Global Absolute Return Fund is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. This index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from, the rebalancing date.

The above indices are gross of withholding taxes, assume reinvestment of dividends and capital gains, and assume no management, custody, transaction or other expenses.

MSCI has not approved, reviewed or produced this Prospectus, makes no express or implied warranties or representations and is not liable whatsoever for any data in this Prospectus.

Determining Where a Company is Located

The Investment Adviser determines the country where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

32	Causeway Funds

A Note about Calculations

When used in this Prospectus, references to the Global Absolute Return Fund’s “total assets” are to its gross assets, including net unrealized gains or net unrealized losses, if any, before any liabilities under swap agreements. The Global Absolute Return Fund’s “net assets” refer to its total assets, including net unrealized gains, if any, less liabilities (such as for Fund expenses), including net unrealized losses, if any, under swap agreements. References to the Global Absolute Return Fund’s “total exposures” are based on the exposures obtained using the “notional” amounts under swap agreements and to the swap counterparty.

Investment Risks

This section contains additional information about the general risks of investing in each Fund. Although the International Opportunities Fund does not generally invest directly in companies, these risks arise in that Fund through its investments in the International Value Fund and the Emerging Markets Fund. The Global Absolute Return Fund will be exposed to the risks described below through its exposures under swap agreements. If the Global Absolute Return Fund makes direct investments, it will be directly subject to the risks described below, other than those associated with swap agreements. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that the Fund’s performance will be positive for any period of time. For more information about other types of investments a Fund may make, and about the risks of investing in each Fund, including risks associated with investments in particular countries, please see the Funds’ SAI, which is available upon request.

The Funds’ principal risks are listed below:

Market and Selection Risk

Market risk is the risk that the market will go down in value, including the possibility that such changes will be sharp and unpredictable. For the Global Absolute Return Fund, market risk includes the risk that the markets to which that Fund has long exposures will go down in value or the markets to which it has short exposures will go up in value. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations. Selection risk is the risk that the investments that a Fund’s portfolio managers select will underperform (or outperform, if short) the market or other funds with similar investment objectives and investment strategies.

Issuer-Specific Risk

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Markets Risk

Foreign investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. In particular, investments in, or exposure to, foreign securities involve the following risks:

•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions

Causeway Funds	33

against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions — such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes — may adversely affect long investments in foreign markets.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back to the U.S., or otherwise adversely affect a Fund’s operations. For the Global Absolute Return Fund, this could impact the Fund’s ability to obtain or reduce exposure to foreign securities or to receive payments under swap agreements, or otherwise adversely affect the Fund’s operations.

•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. For the Global Absolute Return Fund, this may cause difficulty in obtaining or reducing exposure to securities on those exchanges since a counterparty may be hedging its exposure through direct investments. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and may not be earning returns. For the Global Absolute Return Fund, delayed settlement may cause a counterparty to delay settlement of exposures under swap agreements since it may be hedging its exposure through direct investments. A Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of a Fund’s foreign holdings or exposures. Depending on the exposures taken by the Global Absolute Return Fund, currency exposures in the global long portfolio could be increased by exposures taken in the global short portfolio and vice versa.

•  A Fund may (but is not obligated to) purchase and sell forward foreign currency contracts or swaps for the purpose of increasing or decreasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, or from or to the Eurozone region, in the case of the euro. The Global Absolute Return Fund may agree with a swap counterparty to hedge the currency exposure of underlying security positions to the U.S. dollar or other currencies. If a Fund makes these investments, the investments may not be as effective as a hedge against currency fluctuations and can limit potential for growth in the value of a Fund. Currency forwards and swaps, like other derivatives, can be volatile and involve significant risks including counterparty risk, leverage

34	Causeway Funds

risk, liquidity risk and basis risk (the risk that the value of the investment will not react in parallel with the value of underlying assets).

•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Funds.

•  International trade barriers or economic sanctions against foreign countries may adversely affect a Fund’s foreign holdings or exposures.

Special Risks Applicable to the Global Absolute Return Fund

While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio are managed using different styles and, as a result, will have exposures that will not be hedged. Market conditions may simultaneously favor securities identified for short exposures using quantitative analysis, causing the short exposures to lose value, at the same time that long exposures, using a value investing style, are disfavored and lose value. If the value of the exposures in the global short portfolio increases at the same time that the value of exposures in the global long portfolio decreases, the Fund will be exposed to significant losses, which will be magnified by leverage through the use of swap agreements.

Besides having exposures to different companies, the Fund’s portfolio exposures, including country exposures, industry or sector exposures, currency exposures and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum), will differ between the global long and short portfolios. These portfolio characteristics will not be hedged, and the global long portfolio may have exposures to portfolio characteristics to which the global short portfolio does not have the same type or extent of exposure, and vice versa. For example, the value of the global long portfolio may be exposed to changes in currency rates that are not hedged by a corresponding exposure in the global short portfolio (or vice versa), resulting in the value of the Fund being subject to fluctuations in currency rates. Depending on the exposures, it is possible that the Fund could create positive correlation instead of hedging its overall exposure to a particular portfolio characteristic through both the global long and short portfolios, thereby magnifying the Fund’s exposure rather than offsetting its risk. The Fund will be subject to losses if a portfolio characteristic to which it has exposure performs poorly, and the extent of losses will be magnified by leverage through the use of swap agreements.

The Fund uses the swap agreements described above to obtain long and short exposures. A swap agreement allows the Fund to increase its level of risk exposure more than other types of instruments. However, a swap agreement may not be effective and can limit potential for growth in the value of the Fund. A swap agreement, which is a form of derivative instrument, can be volatile and involve significant risks, including:

•  Counterparty Risk — Counterparty risk is the risk that the counterparty on a transaction will be unable or unwilling to honor its financial obligation to the Fund. Currently, the Fund primarily uses one counterparty for swap agreements, increasing its counterparty credit risk. Further, a swap counterparty’s obligations to the Fund likely will not be collateralized. To limit counterparty risk, the Fund currently intends to settle swap agreements at least monthly, and may do so more frequently, so that the amount due the Fund from the counterparty will not exceed 5% of the value of the Fund’s total assets. However, the counterparty may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair the Fund’s ability to achieve its investment objective.

•  Leverage Risk — Use of leverage involves special risks and is speculative. Leverage exists when the Fund obtains the right to a return on a stipulated capital base that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for

Causeway Funds	35

greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures. By using swap agreements, the Fund is able to obtain exposures up to four times greater than the value of its net assets. Although the Fund intends to reduce volatility by obtaining exposure to both long and short positions, if the Investment Adviser is incorrect in evaluating long and/or short exposures, losses may be significant.

Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the amount of those obligations. By setting aside assets only equal to its net obligation under a swap agreement (rather than the full notional value of the underlying security exposure), the Fund will have the ability to employ leverage to a greater extent.

•  Liquidity Risk — Liquidity risk is the risk that the Fund will not be able to settle a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty closing the position. The Fund may have difficulty closing out a swap position in a timely manner and could, as a result, incur losses that otherwise might have been avoided.

•  Short Position Risk — The global short portfolio of the Fund is exposed to short positions through swap agreements. Short positions are subject to special risks. Short positions obtain exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Fund will incur a loss equal to the increase in price from the time the exposure was obtained, calculated based on the notional value of the exposure, plus any other charges payable under a swap agreement. Because the Fund intends to use leverage, the short exposures will exceed the value of the Fund’s net assets, and the risk of loss is increased. Further, since the Fund will lose money if the value of the underlying security increases, losses are potentially unlimited. This risk is magnified in periods of market turmoil.

When the Fund has short exposures, and the swap counterparty hedges its exposure by entering into a short sale, the Fund is subject to the risk that the beneficial owner of the securities sold short recalls the shares from the counterparty, which the beneficial owner may do at any time to vote the shares or for other reasons. This is because in a direct short sale, a person borrows shares from the beneficial owner of the shares, sells them “short,” and buys them back later to return them to the beneficial owner. If the beneficial owner recalls the shares before they are returned, and replacement shares cannot be found, the counterparty, who may not then be hedged to its obligation to the Fund, may force the Fund to settle the position at a time which may not be advantageous. The closing of these short positions could adversely affect the Fund.

•  Swap Costs — The Fund pays the counterparty financing charges under a swap agreement and, in addition, makes payments equal to what the Fund would incur if it were directly incurring brokerage commissions and stamp taxes on trades of the underlying securities. In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure. These costs reduce investment returns, and increase investment losses.

•  Regulatory Risk — Pursuant to final interpretations issued by the CFTC and the SEC, the swaps used by the Fund are subject to both CFTC and SEC regulation. In addition, the Fund is a “commodity pool” and the Investment Adviser is the “commodity pool operator” or “CPO” for the Fund in accordance with CFTC rules. The long-term impact of these requirements on the Fund and its counterparties remains uncertain. However, they may cause the Fund to incur additional regulatory compliance and reporting expenses, and may cause counterparties to increase collateral or

36	Causeway Funds

margin requirements, increase fees charged to the Fund or be less willing to enter into swap agreements with the Fund in the future. The effects of the regulatory changes could reduce investment returns or harm the Fund’s ability to implement its investment strategy. Investors in the Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their operations or status under the Commodity Exchange Act (“CEA”) in deciding whether to invest in the Fund.

•  Quantitative Risk — While the Fund seeks low or no correlation with the World Index, it may be unintentionally correlated with funds or accounts using quantitative “market neutral,” “long-short,” “absolute return,” “hedged,” or other investment strategies, especially during periods of market distress. In highly volatile or falling markets, portfolio managers using quantitative factor-based strategies may seek to reduce leverage by unwinding liquid as well as illiquid long and short securities positions simultaneously. This can cause quantitative strategies, such as the strategy used by the Fund, to experience significant losses.

Information about Portfolio Holdings and Exposures

A description of the Funds’ policy and procedures with respect to the disclosure of their portfolio holdings and exposures is available in the SAI, which is available upon request.

If you would like further information about a Fund, including how it invests, please see the SAI.

Causeway Funds	37

Management of the Funds

About the Investment Adviser

Causeway Capital Management LLC, the Funds’ Investment Adviser, manages each Fund’s investments under the overall supervision of the Board of Trustees. The Investment Adviser is responsible for making all investment decisions for the Funds. Each Fund pays the Investment Adviser an annual management fee equal to a percentage of its average daily net assets, as indicated in the table below.

Fund	Management Fee
International Value Fund	0.80%
Global Value Fund	0.80%
Emerging Markets Fund	1.00%
International Opportunities Fund	0.00%*
Global Absolute Return Fund	1.50%

* The International Opportunities Fund invests primarily in the International Value Fund and the Emerging Markets Fund, which separately pay the Investment Adviser the fees noted above.

The Investment Adviser began operations as an investment adviser in June 2001. The Investment Adviser had approximately $28.0 billion in assets under management as of December 31, 2013. The Investment Adviser’s address is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. The Investment Adviser is the “commodity pool operator” under the CEA for the Global Absolute Return Fund.

A discussion regarding the basis for the approval by the Board of Trustees of the Investment Advisory Agreement for each Fund is contained in the Funds’ Annual Reports to Shareholders for the year ended September 30, 2013.

About the International Value Fund and the Global Value Fund Portfolio Managers

The International Value Fund and the Global Value Fund are managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, Conor Muldoon, Foster Corwith, and Alessandro Valentini. Their backgrounds are described below.

Sarah H. Ketterer is the chief executive officer of the Investment Adviser and is responsible for investment research across all sectors. Ms. Ketterer co-founded the Investment Adviser in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.

Harry W. Hartford is the president of the Investment Adviser and is the director of investment research. Mr. Hartford co-founded the Investment Adviser in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

James A. Doyle is a director of the Investment Adviser and is responsible for research in the global healthcare, information technology and telecommunication services sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

Jonathan P. Eng is a director of the Investment Adviser and is responsible for research in the global consumer discretionary, industrials and materials sectors.

38	Causeway Funds

Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA in History and Economics from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.

Kevin Durkin is a director of the Investment Adviser and is responsible for research in the global consumer discretionary, consumer staples, energy and utilities sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has a BS, cum laude, from Boston College and an MBA from the University of Chicago.

Conor Muldoon is a director of the Investment Adviser and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has a BSc and an MA from the University of Dublin, Trinity College, and an MBA with high honors from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.

Foster Corwith is a director of the Investment Adviser and is responsible for research in the global industrials and consumer sectors. He joined the firm in July 2006. During the summer of 2005, Mr. Corwith was a research associate at Deutsche Asset Management, where he was responsible for researching consumer staples companies. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for broker-dealer clients acquired during the firm’s merger with Mellon Financial. From 2001-2003, he was an analyst in

Credit Suisse First Boston’s prime brokerage unit, where he worked as a liaison between the group’s security lending, technology, and account management groups. From 2000-2001, he was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team. Mr. Corwith has an MBA from the University of Chicago, a BA, cum laude, from Tufts University, and is a CFA charterholder.

Alessandro Valentini is a director of the investment adviser and is responsible for research in the global health care and financials sectors. He joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, he worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from Georgetown University and a BS, magna cum laude, from Georgetown University. He was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

About the Emerging Markets Fund Portfolio Managers

The Emerging Markets Fund is managed by Arjun Jayaraman, MacDuff Kuhnert, and Joe Gubler. Their backgrounds are described below.

Arjun Jayaraman, PhD, CFA, is head of the quantitative research group at the Investment Adviser. He has been a portfolio manager at the Investment Adviser since January 2006. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of its non-U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely

Causeway Funds	39

with the teams that managed Putnam’s traditional non-U.S. strategies. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business), and is a CFA charterholder.

MacDuff Kuhnert, CFA, is a director of the Investment Adviser and performs quantitative research. He joined the Investment Adviser in July 2001. His responsibilities include product development, asset allocation, risk management, and the design and implementation of proprietary valuation models and other quantitative tools. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder and member of the Los Angeles Society of Financial Analysts and the Los Angeles Quantitative Investment Association.

Joe Gubler, CFA, is a director of the Investment Adviser and a performs quantitative research. He joined the Investment Adviser in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross-functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to

2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder.

About the International Opportunities Fund and the Global Absolute Return Fund Portfolio Managers

The International Opportunities Fund and the Global Absolute Return Fund are managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, Conor Muldoon, Foster Corwith, Alessandro Valentini, Arjun Jayaraman, MacDuff Kuhnert, and Joe Gubler. Their backgrounds are described above.

The SAI, which is available upon request, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.

40	Causeway Funds

Investing in the Funds

Description of Classes

Each Fund offers two classes of shares — Investor Class and Institutional Class. Each share class has its own expense structure. Each share class represents an ownership interest in the same investment portfolio.

Investor Class shares are for retail investors who meet the account minimum and investors purchasing shares through financial intermediaries authorized to make Investor Class shares available. Institutional Class shares are for institutions and individuals who meet the account minimum and investors purchasing through financial intermediaries authorized to make Institutional Class shares available.

Investor Class

•	no upfront or deferred sales charge

•	up to 0.25% annual shareholder service fee

•	higher annual expenses than Institutional Class

•	$5,000 minimum initial investment ($4,000 for IRAs)

•	no minimum for subsequent investments

Institutional Class

•	no upfront or deferred sales charge

•	no shareholder service fee

•	lower annual expenses than Investor Class

•	$1 million minimum initial investment

•	no minimum for subsequent investments

The account minimums for Institutional and Investor Class shares may be waived for employees and board members of the Investment Adviser and Trustees of the Funds and their families, and for holders of shares purchased by clients of the Investment Adviser. In addition, the account minimum for Institutional Class shares of the International Value Fund and Emerging Markets Fund is waived for investments by the International Opportunities Fund in those Funds. The Funds’ officers may, in their discretion, also waive or lower account minimums for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future.

If you are the beneficial owner of an Investor Class account or multiple Investor Class accounts directly with a Fund and your total investment in a Fund exceeds $1 million, you may request your Fund to convert your shares to Institutional Class shares.

How to Purchase, Exchange and Sell Fund Shares

This section tells you how to purchase, exchange and sell (sometimes called “redeem”) shares of the Funds.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

You may purchase shares directly by:

•	Mail

•	Telephone

•	Wire

•	Automated Clearing House (“ACH”), or

•	Internet (www.causewayfunds.com).

To purchase shares directly from us, complete and send in a Fund application. If you need an application or have questions, please call 1-866-947-7000 or visit www.causewayfunds.com. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to “Causeway International Value Fund,” “Causeway Global Value Fund,” “Causeway Emerging

Causeway Funds	41

Markets Fund,” “Causeway International Opportunities Fund” or “Causeway Global Absolute Return Fund” (depending on the Fund in which you wish to invest) and mail it to the appropriate Fund at: P.O. Box 219085, Kansas City, MO 64121-7159. The Funds cannot accept third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. If you intend to pay by wire or through ACH please call 1-866-947-7000 for further instructions.

Internet transactions via the Funds’ website are available to existing shareholders. You may not make an initial purchase of a Fund’s shares via the Internet. Visit www.causewayfunds.com and click on “Fund Account — Access” to view account information and perform subsequent purchases, exchanges and redemptions. Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or Internet transactions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

A Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

How to Exchange Fund Shares

You may exchange shares of one class of a Fund for shares of the same class of another Fund. You may exchange shares on any Business Day, and may exchange shares directly by:

•	Mail, by writing to the Funds at the address listed under “How to Purchase Fund Shares” above and indicating the Funds you wish to exchange,

•	Telephone, by calling 1-866-947-7000, or

•	Internet, at www.causewayfunds.com.

You may also exchange shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, but you will need to follow your institution’s procedures and may be subject to fees charged by your institution.

Exchanges will be subject to redemption fees, if shares are exchanged less than 60 days after purchase. See “Redemption Fee” below. Exchanges will also be subject to the Funds’ minimum investment requirements. To effect an exchange, you must exchange shares with a total value of at least $100, and exchanges are limited to a maximum of $250,000 for exchanges of Investor Class shares and $1 million for exchanges of Institutional Class shares, per transaction. An exchange of shares will have the same tax consequences as a redemption of shares. For example, if you exchange shares held in a taxable account that are worth more than when you purchased them, the gain (generally, the value at the time of the exchange less your cost) will be taxable.

A Fund may reject any exchange order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

Financial Intermediary Compensation

The Investment Adviser makes payments out of its own resources to certain brokers and financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, sales fees of up to 0.08% of sales of Fund shares, and annual asset-based charges

42	Causeway Funds

of up to 0.16% of the average daily net asset value of shares of a Fund serviced by the institution. Payments to certain intermediaries are subject to annual minimums of up to $50,000. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend a Fund over another investment. For more information, please see the SAI or ask your salesperson or visit your financial intermediary’s website.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for a copy of your driver’s license or other identifying documents. We will use these documents for the purpose of establishing and verifying your identity — we will not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.

We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.

We will attempt to verify your identity in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value per share (“NAV”). If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may realize a gain or loss on the redeemed Fund shares and will be subject to resulting tax consequences.

How Fund Shares are Priced

The price per Fund share (the offering price) will be the NAV next determined after the Fund receives your purchase or exchange order, provided that your purchase or exchange order contains all information and legal documentation necessary to process the order including, for new accounts, required identifying information described in “Customer Identification and Verification” above. NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

Each Fund calculates its NAV once each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). For you to receive the current Business Day’s NAV, the Fund or its authorized agent must receive your purchase or exchange order before the close of regular trading on the NYSE. The Fund will use the next trading day’s price for a purchase, exchange or redemption order received after the close of regular trading on the NYSE.

In calculating NAV, each Fund generally values its investment portfolio at market price. The value of investments in any open-end investment companies that are not ETFs are based on their NAVs. If market prices are not readily available or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

For instance, if trading in a security has halted or suspended, a security has de-listed from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market on which the security principally trades and before the time a Fund calculates NAV, the Funds’ Fair Value Committee may determine the security’s fair value. The Board of Trustees has delegated the responsibility of making fair value determinations to the Funds’ Fair Value

Causeway Funds	43

Committee in accordance with the Funds’ Pricing and Valuation Procedures. The Board has approved the use of a third-party fair valuation service to provide the International Value Fund, Emerging Markets Fund and Global Value Fund with fair value prices for certain securities held by these Funds. A swap agreement will generally be fair valued based on prices supplied by the swap counterparty, which in turn are based on the market prices or fair values of the notional securities underlying the swap.

Foreign securities owned by a Fund, or to which a Fund is exposed, may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares. It is possible that market timers or “arbitrageurs” may attempt to buy or sell Fund shares to profit from price movements in foreign markets not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The intended effect of a Fund’s use of fair value pricing is to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of a Fund automatically through regular deductions from your account with a minimum of $100. You may begin regularly scheduled investments once a month.

How to Sell Fund Shares

If you own your shares of a Fund directly, you may sell (redeem) your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-947-7000 or via the Internet at www.causewayfunds.com. Redemptions by telephone are limited to $50,000 per Business Day. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. If you would like to close your Fund account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.

Systematic Withdrawal Plan

You may use the Systematic Withdrawal Plan to arrange monthly, quarterly or annual withdrawals of at least $100 from a Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. To sell shares in a Systematic Withdrawal Plan, you need to have at least $5,000 in your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

44	Causeway Funds

Signature Guarantee

A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances including: (1) requests for redemptions in excess of $50,000, (2) all requests to wire redemption proceeds to a bank other than the bank previously designated on the account application, and (3) redemption requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient. Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guarantee. Please call 1-866-947-7000 for more information. The Funds participate in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed to see if they have the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Redemptions in Kind

Each Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of a Fund’s remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (a “redemption in kind”). A Fund also may, but is not required to, pay redemptions in kind at the request of a shareholder if doing so would not hurt the Fund. It is unlikely that your shares would ever be redeemed in kind, but if they were, then in addition to taxes on any net capital gains from the redemption, you would probably have to pay transaction costs to sell the securities distributed to you. See “Taxes” below.

Redemption Fee

As noted in each Fund’s “Fees and Expenses” section, the Investor Class and Institutional Class each imposes a 2.00% redemption fee on the value of shares redeemed less than 60 days after purchase. The redemption fee also applies to exchanges from a Fund. The redemption fee is paid to the relevant Fund. The redemption fee does not apply to shares purchased through reinvested dividends and capital gain distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to a Fund. However, the Funds may seek agreements with these intermediaries to impose each Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Funds may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by the Investment Adviser for its clients to rebalance their portfolios. The International Value Fund’s and the Emerging Markets Fund’s redemption fees also do not apply to shares redeemed by the International Opportunities Fund.

Involuntary Redemptions or Transfers of Your Shares

If your Investor Class account balance drops below $500 because of redemptions or exchanges, the Fund may redeem your shares. A Fund will give you at least 60 days’ written notice to give you time to add to your account and avoid the redemption of your shares. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. In addition, each Fund reserves the right to redeem all or some of your shares for any reason if it determines doing so would be in the best interests of the Fund or its shareholders.

Causeway Funds	45

Officers of the Trust may transfer accounts in Institutional Class shares that are below the minimum initial investment requirement to Investor Class shares, unless the account’s failure to meet the minimum is the result of market movement.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission (“SEC”) declares an emergency or for other reasons. More information about this is in the Funds’ SAI.

Telephone Transactions

Purchasing, exchanging and selling Fund shares over the telephone is convenient, but not without risk. Although each Fund has safeguards and procedures to confirm the identity of callers and the authenticity of instructions, a Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss. In addition, during times of intense activity, there may be delays in reaching your Fund.

Shareholder Service Fees

Each Fund has adopted a shareholder service plan for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries annual fees of up to 0.25% of average daily net assets for services provided to Investor Class shareholders of the Fund. Because these fees are paid out of a Fund’s assets continuously, over time these fees will also increase the cost of an investment in Investor Class shares.

Excessive Short-Term Trading

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity. Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.” Market timing activity can interfere with the efficient management of a fund, result in dilution of the value of shareholders’ holdings and cause increased fund transaction costs. The Funds oppose market timing and the Funds’ Board of Trustees has adopted policies and procedures designed to deter such trading, which are described below.

The Funds have Pricing and Valuation Procedures, which have been approved by the Funds’ Board of Trustees, and a Fair Value Committee for fair valuing the Funds’ securities. The Funds’ Board has approved the use of a third-party fair valuation service to provide certain Funds with fair value prices for certain foreign securities held by the Funds. Fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities.

In addition, the Funds impose a 2.00% redemption fee on the value of shares of any Fund redeemed or exchanged less than 60 days after purchase. Additional information about the Funds’ redemption fees can be found under “Redemption Fee” above.

The Trust reserves the right to reject any purchase or exchange order for a Fund, including orders deemed to be market timing, if it determines that accepting the order would not be in the best interests of the Fund or its shareholders. The Trust will consider various factors in determining whether an investor has engaged in market timing, including, but not limited to, the investor’s historic trading patterns, the number of transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. The Trust also reserves the right to restrict future purchases of any Fund by an investor who is classified as engaged in market timing.

Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in a Fund for its customers and submits a net order to purchase or redeem shares after combining its

46	Causeway Funds

customer orders. These intermediaries have agreed to provide trading information about their customers to the Funds upon request, and to restrict or block purchases of any shareholder identified by a Fund as engaging in suspicious activity.

Although a Fund’s redemption fee does not apply to accounts with financial intermediaries designated with the transfer agent as omnibus accounts, the Funds may seek to obtain the agreement of such intermediaries to impose a redemption fee on their customers if feasible or to impose other appropriate restrictions on market timing. A Fund may permit an intermediary to waive redemption fees on particular investors or certain categories of investors who are reasonably believed not to be engaged in market timing strategies. In addition, a Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by the Investment Adviser for its clients to rebalance their portfolios. The International Value Fund’s and the Emerging Market Fund’s redemption fees also do not apply to shares redeemed by the International Opportunities Fund.

There can be no assurance that the Funds will successfully detect or prevent market timing. Moreover, despite the existence of these policies and procedures, it is possible that market timing may occur in a Fund without being identified, especially through financial intermediaries. While the Funds intend that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds’ policies, certain intermediaries may be unable or unwilling to enforce effectively the Funds’ 2.00% redemption fee or other redemption fees or restrictions on market timing. The Funds will take reasonable steps to seek cooperation from any intermediary through which the Funds believe market timing activity is taking place.

Dividends and Capital Gain Distributions

Each Fund earns income from its investments and distributes this income, if and to the extent it exceeds expenses (which differ by class), to its shareholders as dividends. Each Fund also realizes capital gains and losses from its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, “distributions”). Each Fund distributes any distributions at least annually.

Distributions paid by a Fund may be reinvested automatically in shares of the distributing class of that Fund at NAV or may be taken in cash. If your account is held directly with a Fund and you would like to receive distributions in cash, contact your Fund at 1-866-947-7000. If your account is with a securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you prefer.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free. The Emerging Markets Fund and the Global Absolute Return Fund each anticipates that the majority of its distributions, if any, will be taxable as ordinary income.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., “dividends”) are generally taxed as ordinary income. A Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal income tax for

Causeway Funds	47

individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains — a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually). It is not anticipated, however, that the Emerging Markets Fund will earn a significant amount of such dividends.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for an individual shareholder, are subject to the 15% or 20% maximum federal income tax rate mentioned above. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Because the Global Absolute Return Fund currently expects to settle swap agreements at least monthly, it expects that a substantial amount of its realized net capital gains, if any, will be treated as short-term capital gains and thus taxable to its shareholders, when distributed to them, as ordinary income rather than at lower long-term capital gains rates.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rate mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, we will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax advisers. Everyone’s tax situation is different, and your tax advisers should be able to help you answer any questions you may have.

A Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service (“Service”) tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

If you buy shares when a Fund has earned or realized, but not yet distributed, net investment income or net capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account, or are a tax-exempt investor, there are no tax consequences to you from distributions.

An individual is required to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest,

48	Causeway Funds

and net gains from the disposition of investment property (including distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder’s basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different Service-accepted basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

This section summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your tax advisers about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Causeway Funds	49

FINANCIAL HIGHLIGHTS — INTERNATIONAL VALUE FUND

The financial highlights table is intended to help you understand the International Value Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 26, 2013. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redemp- tion Fees ($)	Net Asset Value, End of Year ($)	Total Return (%)	Net Assets End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway International Value Fund†
Institutional
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—	15.35	24.38	2,497,378	0.95	2.07	22
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—	12.60	24.29	1,204,193	0.99	2.37	21
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—	10.50	(10.05)	932,175	0.99	3.30	39
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)	—	11.86	6.71	1,029,606	0.98	1.62	32
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)	—	11.30	4.28	1,110,262	0.99	2.29	47
Investor
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—	15.23	24.07	649,169	1.20	1.84	22
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—	12.51	24.07	438,254	1.24	2.04	21
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—	10.42	(10.28)	376,692	1.23	2.15	39
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)	—	11.77	6.38	893,899	1.22	1.39	32
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)	—	11.23	4.07	1,038,465	1.23	2.07	47

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

50	Causeway Funds

FINANCIAL HIGHLIGHTS — GLOBAL VALUE FUND

The financial highlights table is intended to help you understand the Global Value Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 26, 2013. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency ($)	Total from Opera- tions ($)	Dividends from Net Investment Income ($)	Disribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redem- ption Fees ($)	Net Asset Value, End of Period ($)	Total Return (%)	Net Assets End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway Global Value Fund†
Institutional
2013	9.49	0.16	2.07	2.23	(0.10)	(0.05)	(0.15)	—	11.57	23.74	46,820	1.05	1.35	1.55	56
2012	7.67	0.14	1.78	1.92	(0.10)	—	(0.10)	—	9.49	25.16	28,180	1.09	1.95	1.56	52
2011	8.03	0.21	(0.49)	(0.28)	(0.08)	—	(0.08)	—	7.67	(3.56)	4,872	1.10	3.41	2.30	76
2010	7.11	0.08	0.92	1.00	(0.08)	—	(0.08)	—	8.03	14.17	4,515	1.10	4.75	1.15	88
2009	7.53	0.09	(0.38)	(0.29)	(0.13)	—	(0.13)	—	7.11	(3.07)	3,767	1.10	4.94	1.59	92
Investor
2013	9.46	0.13	2.07	2.20	(0.09)	(0.05)	(0.14)	0.01	11.53	23.59	2,090	1.30	1.60	1.29	56
2012	7.65	0.11	1.78	1.89	(0.08)	—	(0.08)	—	9.46	24.91	937	1.34	2.37	1.25	52
2011(1)(2)	9.12	0.19	(1.66)	(1.47)	—	—	—	—	7.65	(16.12)	133	1.34	3.81	3.20	76

(1)	Commenced operations on January 31, 2011.
(2)	All ratios for periods of less than one year are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

Causeway Funds	51

FINANCIAL HIGHLIGHTS — EMERGING MARKETS FUND

The financial highlights table is intended to help you understand the Emerging Markets Fund’s financial performance for the past five fiscal years. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 26, 2013. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Opera- tions ($)	Dividends from Net Investment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distribu- tions ($)	Redem- ption Fees ($)	Net Asset Value, End of Year ($)	Total Return (%)	Net Assets End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway Emerging Markets Fund†
Institutional
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—	11.65	6.54	211,572	1.30	1.30	2.09	95
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—	11.19	20.36	102,810	1.35	1.43	2.61	74
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—	9.39	(13.33)	53,748	1.35	1.59	2.25	95
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—	11.07	24.59	21,600	1.35	1.96	1.75	83
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—	9.15	18.25	29,754	1.35	1.88	2.46	92
Investor
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—	11.72	6.28	40,088	1.55	1.55	1.69	95
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—	11.26	20.10	34,598	1.55	1.63	2.46	74
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01	9.45	(13.41)	27,027	1.55	1.78	2.52	95
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—	11.14	24.49	8,750	1.46	2.11	1.96	83
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—	9.21	18.15	4,038	1.45	1.98	2.61	92

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

52	Causeway Funds

FINANCIAL HIGHLIGHTS — INTERNATIONAL OPPORTUNITIES FUND

The financial highlights table is intended to help you understand the International Opportunities Fund’s financial performance since the Fund’s inception on December 31, 2009. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 26, 2013. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Net Asset Value, Beginning of Period ($)	Net Invest- ment Income (Loss) ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Opera- tions ($)	Dividends from Net Investment Income ($)	Distribu- tions from Capital Gains ($)	Total Dividends and Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)	Net Assets End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway International Opportunities Fund†
Institutional
2013	11.15	0.24	1.99	2.23	(0.25)	(0.02)	(0.27)	13.11	20.22	42,476	0.11	0.62	2.00	7
2012	9.35	0.20	1.91	2.11	(0.28)	(0.03)	(0.31)	11.15	23.11	14,887	0.11	1.39	1.95	5
2011	10.67	0.05	(1.18)	(1.13)	(0.19)	—	(0.19)	9.35	(10.90)	7,351	0.11	2.74	0.46	5
2010(1)(2)	10.00	(0.01)	0.68	0.67	—	—	—	10.67	6.70	1,409	0.11	11.69	(0.11)	3
Investor
2013	11.12	0.08	2.11	2.19	(0.22)	(0.02)	(0.24)	13.07	19.95	1,684	0.36	0.88	0.65	7
2012	9.32	0.10	1.98	2.08	(0.25)	(0.03)	(0.28)	11.12	22.84	561	0.36	1.61	0.95	5
2011	10.65	0.11	(1.27)	(1.16)	(0.17)	—	(0.17)	9.32	(11.13)	167	0.36	3.62	0.99	5
2010(1)(2)	10.00	(0.03)	0.68	0.65	—	—	—	10.65	6.50	142	0.36	11.36	(0.36)	3

(1)	Commenced operations on December 31, 2009.

(2)	All ratios for periods of less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

† Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

Causeway Funds	53

FINANCIAL HIGHLIGHTS — GLOBAL ABSOLUTE RETURN FUND

The financial highlights table is intended to help you understand the Global Absolute Return Fund’s financial performance since the Fund’s inception on January 24, 2011. The Fund’s fiscal year-end is September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as noted in its report dated November 26, 2013. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Net Asset Value, Beginning of Period ($)	Net Invest- ment Loss ($)	Net Realized and Unrealized Gain on Swap Contracts ($)	Total from Opera- tions ($)	Dividends from Net Investment Income ($)	Distri- butions from Capital Gains ($)	Total Dividends and Distri- butions ($)	Redem- ption Fees ($)	Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)
Causeway Global Absolute Return Fund†
Institutional
2013	10.99	(0.18)	0.62	0.44	(0.28)	—	(0.28)	—	11.15	4.29	32,888	1.75	1.94	(1.69)	—
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—	10.99	10.65	30,986	1.82	2.31	(1.75)	—
2011(1)(2)	10.00	(0.12)	0.43	0.31	—	—	—	—	10.31	3.10	11,444	1.85	3.51	(1.77)	—
Investor
2013	10.96	(0.20)	0.59	0.39	(0.26)	—	(0.26)	—	11.09	3.79	29,765	2.00	2.19	(1.94)	—
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—	10.96	10.50	32,139	2.07	2.54	(1.99)	—
2011(1)(2)	10.00	(0.15)	0.44	0.29	—	—	—	—	10.29	2.90	2,855	2.10	3.33	(2.06)	—

(1)	Commenced operations on January 24, 2011.

(2)	All ratios for periods of less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

† Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

54	Causeway Funds

The Funds

Causeway International Value Fund

Causeway Global Value Fund

Causeway Emerging Markets Fund

Causeway International Opportunities Fund

Causeway Global Absolute Return Fund

c/o SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Investment Adviser

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

Transfer Agent

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, CA 94111

1	Causeway Funds

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports you will find discussions of the relevant market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal years. The Funds’ SAI contains further information about each Fund and is incorporated by reference (legally considered to be part of this Prospectus).

You may download these and other documents from www.causewayfunds.com. You may also request a free copy of any of these documents, request other information, or ask questions about a Fund by calling 1-866-947-7000 or writing your Fund at c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. Other information may also be obtained from your financial consultant or from financial intermediaries that sell shares of a Fund.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

Investment Company Act File #811-10467.

CCM-PS-005-0500

CAUSEWAY

INTERNATIONAL VALUE

FUND

Institutional Class (CIVIX)

Investor Class (CIVVX)

CAUSEWAY

GLOBAL VALUE FUND

Institutional Class (CGVIX)

Investor Class (CGVVX)

CAUSEWAY

EMERGING MARKETS FUND

Institutional Class (CEMIX)

Investor Class (CEMVX)

CAUSEWAY

INTERNATIONAL

OPPORTUNITIES FUND

Institutional Class (CIOIX)

Investor Class (CIOVX)

CAUSEWAY

GLOBAL ABSOLUTE

RETURN FUND

Institutional Class (CGAIX)

Investor Class (CGAVX)

PROSPECTUS

JANUARY 28, 2014

STATEMENT OF ADDITIONAL INFORMATION

Causeway International Value Fund

Institutional Class (CIVIX)

Investor Class (CIVVX)

Causeway Global Value Fund

Institutional Class (CGVIX)

Investor Class (CGVVX)

Causeway Emerging Markets Fund

Institutional Class (CEMIX)

Investor Class (CEMVX)

Causeway International Opportunities Fund

Institutional Class (CIOIX)

Investor Class (CIOVX)

Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456

Phone No. 1-866-947-7000

January 28, 2014

Causeway International Value Fund (the “International Value Fund”), Causeway Global Value Fund (the “Global Value Fund”), Causeway Emerging Markets Fund (the “Emerging Markets Fund”), Causeway International Opportunities Fund (the “International Opportunities Fund”) and Causeway Global Absolute Return Fund (the “Global Absolute Return Fund”) (each, a “Fund” and collectively referred to as the “Funds”) are series of Causeway Capital Management Trust (the “Trust”). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust.

The investment objective of the International Value Fund is to seek long-term growth of capital and income, which it seeks to achieve by investing primarily in equity securities of companies located in developed countries outside the U.S. The investment objective of the Global Value Fund is to seek long-term growth of capital and income, which it seeks to achieve by investing primarily in equity securities of U.S. companies and of companies located in developed countries outside the U.S. The investment objective of the Emerging Markets Fund is to seek long-term growth of capital, which it seeks to achieve by investing primarily in equity securities of companies located in emerging markets. The investment objective of the International Opportunities Fund is to seek long-term growth of capital, which it seeks to achieve by primarily investing in the International Value Fund and the Emerging Markets Fund. The investment objective of the Global Absolute Return Fund is to seek long-term growth of capital with low or no correlation to the Morgan Stanley Capital International World Index (the “World Index”). The Global Absolute Return Fund takes long and short exposures to common and preferred stocks of companies located primarily in developed countries outside the U.S. and of companies in the U.S. No assurance can be given that the investment objective of any of the Funds will be realized. For more information on the Funds’ investment objectives and policies, see “Investment Objective and Policies.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Funds, dated January 28, 2014 (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Funds at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Funds at c/o SEI Investments Global Funds Services (the “Administrator”), One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

CCM-SX-003-0800

2

i

ii

iii

TRUST HISTORY

The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of five series – the International Value Fund, the Global Value Fund, the Emerging Markets Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the International Value Fund is to seek long-term growth of capital and income. The investment objective of the Global Value Fund is to seek long-term growth of capital and income. The investment objective of the Emerging Markets Fund is to seek long-term growth of capital. The investment objective of the International Opportunities Fund is to seek long-term growth of capital. The investment objective of the Global Absolute Return Fund is to seek long-term growth of capital with low or no correlation to the World Index. Reference is made to the discussions under “Fund Summary” and “Fund Details” in the Prospectus for information with respect to each Fund’s investment objective and policies. The International Opportunities Fund implements its investment program by investing primarily in shares of the International Value Fund and the Emerging Markets Fund. It generally does not intend to make direct investments in other securities or instruments (other than to temporarily invest cash) but may do so from time to time. The Global Absolute Return Fund implements its investment program primarily by entering into total return equity swap agreements (“swap agreements” or “swaps”) through which it obtains long and short exposures to common and preferred stocks of companies. While the Global Absolute Return Fund currently intends to use only swap agreements, it is also permitted directly to purchase and sell securities. Through swap agreements and/or direct investments, the Global Absolute Return Fund may obtain exposures to the instruments described below.

In general, the investment strategies and risks described in this Statement of Additional Information directly apply to the International Value Fund, the Global Value Fund, the Emerging Markets Fund and the Global Absolute Return Fund (to the extent it makes direct investments). They also indirectly apply to the International Opportunities Fund through its investments in the International Value Fund and the Emerging Markets Fund, and indirectly apply to the Global Absolute Return Fund through exposures it obtains using swap agreements.

Causeway Capital Management LLC (the “Investment Adviser”) is responsible for the management of each Fund’s portfolio.

Investment Restrictions

Each Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed for a Fund without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. Any restriction on a Fund’s investments is determined when the investment is made, unless otherwise noted.

Except as noted, none of the Funds may:

(1) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the 1940 Act.

(3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(4) Underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of the Fund’s portfolio securities.

(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For purposes of restrictions 1 and 5 above, the International Opportunities Fund does not consider its investments in other Funds to be investments in an issuer that may count towards or violate either restriction.

For purposes of these fundamental investment policies, values based on the Global Absolute Return Fund’s “total assets” refer to its gross assets, including net unrealized gains or net unrealized losses, before liabilities, if any, under swap agreements. For purposes of applying the Global Absolute Return Fund’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information), swap agreements will generally be fair valued based on prices supplied by the swap counterparty, which in turn are based on the market prices or fair values of the notional securities underlying the swap.

To the extent the Global Absolute Return Fund covers its obligations under swap agreements by segregating or “earmarking” assets determined to be liquid in accordance with procedures adopted by the Board of Trustees equal in value to the amount of the Global Absolute Return Fund’s net obligations under swap agreements owed to a swap counterparty, such obligations will not be considered “senior securities” by that Fund for purposes of fundamental investment restriction 2 and also will not be considered borrowing for purposes of fundamental investment restriction 3.

For purposes of calculating the industry concentration limit under fundamental investment restriction 5, the Global Absolute Return Fund will divide the absolute value of the market value of swap agreements, whether positive (“in the money”) or negative (“out of the money”), by that Fund’s total assets. For example, if the Global Absolute Return Fund has total assets of $10 million, enters into a swap agreement, and the value of the swap agreement appreciates so that it is “in the money” in an amount of $400,000, or depreciates so that it is “out of the money” in an amount of $400,000, the Global Absolute Return Fund will calculate its concentration limit under fundamental investment restriction 5 by dividing the absolute value of the swap agreement ($400,000 in this example) by its total assets (in this example, $10 million plus $400,000 if the swap agreement is “in the money” or $10 million minus $400,000 if the swap agreement is “out of the money”). However, because swap agreements are expected to be settled so that the amount due the Global Absolute Return Fund or to be paid by that Fund under a swap agreement with a counterparty will not exceed 5% of the value of that Fund’s total assets, the 25% industry concentration limit is not expected to be reached.

In addition, except as noted below, each Fund has the following non-fundamental policies, which may be changed without shareholder approval.

(i) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(ii) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iii) The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund. This non-fundamental policy does not apply to the International Opportunities Fund.

With respect to limitation (ii), if through a change in values, net assets, or other circumstances, more than 15% of a Fund’s net assets were invested in illiquid securities, the Investment Adviser would consider appropriate steps to ensure appropriate liquidity of the Fund’s portfolio.

In addition, each Fund (other than the Global Absolute Return Fund) has the following non-fundamental policies, which may be changed without shareholder approval.

(i) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts, options on futures contracts, forward contracts and swap agreements are not deemed to constitute purchasing securities on margin.

In addition, the Global Absolute Return Fund has the following non-fundamental policy, which may be changed without shareholder approval.

(i) The Global Absolute Return Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of that Fund’s total exposures would be to securities of companies whose principal business activities are in the same industry.

For purposes of this limitation, the Global Absolute Return Fund will treat exposures obtained through swap agreements and/or through direct investments in securities as subject to the policy. Thus, references to the Global Absolute Return Fund’s “total exposures” are based on the total direct investment in securities, if any, and the absolute values of the total exposures obtained using the “notional” amounts under the swap agreements. For example, if the Global Absolute Return Fund has net assets of $10 million, consisting of cash, and obtains, through the swap agreement, total notional long exposures of $20 million and total notional short exposures of $20 million, the Global Absolute Return Fund will (1) determine the industry classifications of the companies to which it has exposures, (2) add the absolute values of the long and short exposures of those companies in the same industry, and (3) divide that sum by the total of the absolute values of the long and short exposures of that Fund (in this example $40 million). In this way, the Global Absolute Return Fund will determine that it does not have total long and short notional exposure to a particular industry of more than 25% (or $10 million in this particular example). Cash and cash equivalents will generally not be considered exposure to any industry. Note also that the Global Absolute Return Fund’s industry exposure, relative to net assets, will be much higher than relative to exposures (100% in this example), and could therefore make the Global Absolute Return Fund’s net asset value more at risk from industry-specific market or economic developments than would otherwise be the case. The Global Absolute Return Fund will not treat unrealized gain due to it from a swap counterparty as itself an exposure to the industry in which the swap counterparty is classified for purposes of this limitation.

Further, the International Value Fund and the Emerging Markets Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

General Market Risk

In addition to unprecedented turbulence in financial markets in recent years, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide, resulting in less money being available to purchase raw materials, goods and services in certain markets, which may, in turn, lower the prices of these economic staples. It may also cause U.S. and foreign issuers to have more difficulty obtaining financing, which may, in turn, result in a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

Repurchase Agreements

The Funds may enter into, or obtain exposure to, repurchase agreements. A repurchase agreement is an agreement where a Fund purchases a security and the seller agrees to repurchase the security from the Fund at a mutually agreed-upon time and price. Through swap agreements, the Global Absolute Return Fund may also obtain exposure to repurchase agreements, in which case the swap counterparty will be the party to the repurchase agreement and the Global Absolute Return Fund’s exposure will be subject to the risks described below. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time money is invested in, or exposed to, the repurchase agreement. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, additional collateral will be required. In the event of a default, insolvency or bankruptcy by a seller, the Fund, or the swap counterparty in the case of the Global Absolute Return Fund, will promptly seek to liquidate the collateral. In such circumstances, the Fund or swap counterparty could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default of the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Debt Securities

The Funds may invest in, or obtain exposure to, debt securities, including U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. These securities are also subject to interest rate risk, which is the risk that the value of a security may fall when interest rates rise. In general, the market prices of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. A Fund will invest in, or obtain exposure to, securities of such an instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to the instrumentality is acceptable.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion, determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated that it has no current intention to do this; however, should it do so, a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party. Further, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. Ultimately, it is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The Funds may invest in, or obtain exposure to, component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Preferred Stocks; Preference Stocks

The Funds may invest in, or obtain exposure to, preferred stocks and preference stocks. Preferred stocks include convertible and non-convertible preferred stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference. Preference stocks are more common in emerging markets than in developed markets. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding common equity or fixed income securities.

Convertible Securities

The Funds may invest in, or obtain exposure to, convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser’s opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A convertible security’s value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Derivative Instruments

To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, each Fund may invest in, or obtain exposure to, futures contracts, purchase and write call and put options on securities, securities indices and foreign currencies, and enter into forward contracts, swaps, and structured instruments, including, without limitation, participation notes, certificates and warrants. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates, securities and securities indices. As described in this Statement of Additional Information, the Global Absolute Return Fund implements its investment program, primarily, by entering into swap agreements. See “Swap Agreements” below. The Funds may (but are not obligated to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. The Funds may (but are not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent required, a Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), in an amount sufficient to cover its obligations under forward contracts, swap agreements, structured instruments, futures and options which are not fully hedged or otherwise covered. For each Fund (other than the Global Absolute Return Fund), the purpose of such “covering,” or segregation, is to limit leverage risk.

If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund. Derivatives are volatile and involve significant risks, including, but not limited to:

• Counterparty Risk – Counterparty risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Currency Risk – Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Leverage Risk – Leverage risk is the risk that relatively small market movements may result in large changes in the value of an investment. Investments that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

• Basis Risk – Basis risk is the risk that the value of a derivative instrument does not react in parallel with the value of the underlying security.

Futures and Options

Futures. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign securities or indices.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing, or obtaining exposure to, futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, directly or through its swap exposures, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, through direct investment or through swap agreement exposures, the Fund may be entitled to return of margin only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to that Fund.

Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. A Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When writing an option on a futures contract, margin payments will be required to be made to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward foreign currency exchange contracts and currency swaps, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures, forward, or swap contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments or exposures. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments or exposures exactly over time.

Over-the-counter-options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Risks of Futures and Options. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments or exposures exactly. Each Fund may invest in, or obtain exposure to, options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests or has exposures, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments or exposures.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments or exposures well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts, or obtain exposure to such instruments, with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or exposures, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position or exposure until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Depositary Receipts

The Funds may invest in, or obtain exposure to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing securities of issuers located in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing similar arrangements. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets.

Exchange-Traded Funds

The Funds may invest in, or obtain exposure to, exchange-traded funds (“ETFs”). ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. A Fund may invest in, or obtain exposure to, ETFs for short-term cash management or as part of its overall investment strategy. If a Fund invests in, or obtains exposure to, ETFs, shareholders will bear their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), and also similar expenses of the ETFs, and the Fund’s returns could therefore be lower than if it had invested directly in the underlying securities.

For purposes of evaluating whether at least 80% of the International Value Fund’s investments are in companies located in foreign markets, investments in ETFs based on the MSCI EAFE Index or other foreign markets indices are considered foreign markets investments. For purposes of determining whether more than 10% of total International Value Fund assets are invested in companies located in emerging markets, investments in ETFs based on the MSCI Emerging Markets Index (Gross) (the “MSCI EM Index”) or other emerging markets are considered emerging markets investments.

Global Value Fund investments in ETFs based on the MSCI EAFE Index or other foreign markets indices are considered foreign markets investments. For purposes of determining whether more than 20% of total Global Value Fund assets are invested in companies located in emerging markets, investments in ETFs based on the MSCI EM Index or other emerging markets indices are considered emerging markets investments.

For purposes of evaluating whether at least 80% of the Emerging Markets Fund’s investments are in companies located in emerging markets, investments in ETFs based on the MSCI EM Index or other emerging markets indices are considered emerging markets investments. For purposes of evaluating whether the Emerging Markets Fund’s investments are in at least 10 emerging markets or plus or minus 5 percentage points of the weight of a country in the MSCI EM Index, investments in ETFs based on a single country index are considered investments in the underlying country, and investments in ETFs based on more than one underlying country index are not considered investments in the specific underlying countries. For purposes of determining whether more than 10% of total Emerging Markets Fund assets are invested in emerging markets not included in the MSCI EM Index, investments in ETFs will be counted towards this 10% limit only if all the underlying countries comprising the ETF are not included in the MSCI EM Index.

Global Absolute Return Fund investments in ETFs based on the MSCI EAFE Index or other foreign markets indices are considered foreign markets investments. For purposes of determining whether at least 40% of total Global Absolute Return Fund assets are exposed to non-U.S. companies, investments in or exposures to ETFs based on the World Index or other world indices are allocated to the Global Absolute Return Fund’s U.S. and non-U.S. exposures in proportion to the index’s U.S. and non-U.S.

exposures. For purposes of determining whether more than 20% of total Global Absolute Return Fund assets are invested in or exposed to companies located in emerging markets, investments in ETFs based on the MSCI EM Index or other emerging markets indices are considered emerging markets investments.

Forward Foreign Currency Exchange Contracts and Currency Swaps

The Funds may (but are not obligated to) use, or obtain exposure to, forward contracts and swaps to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or swaps on foreign currency exchange rates.

The Funds may enter into, or obtain exposure to, forward contracts or swaps with respect to specific transactions. For example, when a Fund purchases or sells a security, or obtains exposure to a security, denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, or has exposure to, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into, or obtaining exposure to, a forward contract or swap for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use, or obtain exposure to, forward contracts or swaps in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another or from or to the Eurozone region, in the case of the Euro. For example, when the Investment Adviser believes that the currency of a particular foreign country or the Eurozone region may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into, or obtain exposure to, a forward contract or swap to sell an amount of such foreign currency approximating the value of some or all of a Fund’s portfolio securities or exposures denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract or swap amounts and the value of the securities or exposures involved will not generally be possible because the future value of such securities or exposures in foreign currencies will change as a consequence of market movements in the value of those securities or exposures between the date the forward contract or swap, or exposure, is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase, or obtain exposure to, additional foreign currency on the spot (that is, cash) market (and bear the expense of such transaction) if the market value of the security or exposure is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security, or reduce the exposure, and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or exposure if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts and swaps involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses and transaction costs. Forward contracts and swaps also involve the risk that a currency may be discontinued and/or replaced by other currencies, which may make it difficult or impossible to settle forward contracts or swaps or otherwise adversely affect the market value of forward contracts or swaps.

Pursuant to Section 18 of the 1940 Act and Commission interpretations thereunder, for forwards, swaps, and futures that are not contractually required to “cash-settle,” a Fund must “cover” its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards, swaps, and futures that are contractually required to cash-settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. In the case of the Global Absolute Return Fund, exposures obtained through swap agreements are “covered” as described under “Swap Agreements” below. By setting aside assets only equal to its net obligation under cash-settled forwards, swaps, or futures, a Fund will have the ability to employ leverage to a greater extent.

At or before the maturity date of a forward contract or swap that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract or swap requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract or swap under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in, or obtaining exposure to, forward contracts and swaps varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts and swaps are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts and swaps does not eliminate fluctuations in the price of the underlying securities or exposures held by the Fund or that it intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts and swaps limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Pursuant to final interpretations issued by the Commodity Futures Trading Commission (“CFTC”) and the Commission, certain forward foreign currency exchange contracts used by the Funds are considered to be swaps and are subject to CFTC regulation. The long-term impact of these requirements on a Fund and its counterparties is uncertain. However, they may cause counterparties to increase fees charged to the Fund or make them less willing to enter into these contracts with a Fund in the future. Further, these contracts may need to be centrally-cleared. Forward foreign currency exchange contracts or currency swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. If the forward foreign currency exchange contract or swap is not required to be centrally cleared, the contract exposes a Fund to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a default occurs by the clearing organization, where such contracts are centrally cleared, or a counterparty, where such contracts are not centrally cleared, a Fund may have contractual remedies pursuant to the agreements related to the transaction, but exercising these remedies could involve significant time and expense.

The International Value Fund, Global Value Fund and Emerging Markets Fund may, from time to time, enter into forward foreign currency exchange contracts or currency swaps, and the International Opportunities Fund may be exposed to these contracts or currency swaps through its investment in the International Value Fund and Emerging Markets Fund. Because these contracts are subject to CFTC regulation, the Adviser with respect to each of these Funds has claimed an exclusion available to advisers of registered investment companies from registration as a “commodity pool operator” under the Commodities Exchange Act (“CEA”) and the regulations thereunder. To maintain the exclusion, the International Value Fund, Global Value Fund, Emerging Markets Fund and International Opportunities Fund must limit the use of forward foreign currency exchange contracts, currency swaps, and certain other commodity interests, so that (i) the aggregate initial margin and premiums required to establish bona fide hedging positions with respect to such contracts do not exceed 5% of the liquidation value of the Fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests does not exceed 100% of the liquidation value of the Fund’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Investment Adviser, in managing these Funds, intends to comply with one of the two alternative limits described above to claim the exclusion. If these limits are approached for a Fund, the Fund may not be able to take advantage of investment opportunities due to compliance with the exclusion.

Structured Instruments

The Funds may invest in structured instruments, including, without limitation, participation notes, certificates and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. A Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign Investment Risks

Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities, or increase or decrease exposures to securities, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. For the Global Absolute Return Fund, such actions may impair the Fund’s ability to receive payments under swap agreements. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which the Funds invest, or to which they obtain exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Funds’ investments.

EMU. The European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”) established a single common European currency (the “euro”) that was introduced on January 1, 1999 and replaced the existing national currencies of all EMU participants. Since that time, securities issued in participating EU countries have been listed, traded, declared dividends and made other payments only in euros. In recent years, many of the EU economies have suffered through a prolonged recession, raising questions about the continued viability of the euro. There is a possibility that the EMU may be unwound. It is also possible that a significant participant could choose to abandon the EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the slowdown or collapse of European economic unity, and/or reversion of the attempts to lower government debt and inflation rates in the EMU. Also, withdrawal from the EMU at any time by a participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have adverse impacts on the Funds’ investments in Europe generally or in specific countries participating in the EMU.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U. S. Foreign securities in which the Funds invest, or to which they obtain exposure, are generally held outside the U.S. in foreign banks and securities depositories. The Funds’ custodian is the Funds’ “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that each Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets, but will not have jurisdiction over banks and depositories holding foreign assets to which a Fund has indirect exposure through swap agreements. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for a Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Funds to carry out transactions. If a Fund (or, for the Global Absolute Return Fund, its swap counterparty) cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Federal Tax Aspects.”

Emerging Markets

The International Value Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets. The Global Value Fund may invest up to 20% of its total assets in companies in emerging (less developed) markets. The Emerging Markets Fund has no such limit. The Investment Adviser does not expect the percentage of the International Opportunities Fund’s total investments in the Emerging Markets Fund and other emerging (less developed) markets securities to be greater than the weight of the emerging markets portion of the Morgan Stanley Capital International All Country World Index (Gross) ex U.S. multiplied by two, and can be as low as none. The Global Absolute Return Fund may have exposures of up to 20% of its total exposures in companies in emerging (less developed) markets.

The Investment Adviser determines the country where a company is located, and thus whether a company is located in an emerging market, by referring to: its stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. See “Exchange-Traded Funds” above for a discussion of how the Fund determines where ETFs are located.

A Fund’s investments in, and exposures to, emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s emerging markets securities or exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because a Fund will invest in, or obtain exposure to, securities denominated in foreign currencies, those securities may go down in value, or its exposures may decrease, depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

The growth of many emerging markets’ economies is to a significant degree export driven. Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.

In addition to the risks discussed above, there are special risks associated with a Fund’s investments (in particular, the Emerging Markets Fund) in, or exposures to, certain countries and regions, including, but not limited to, the following:

China. Beginning in 1978, the Chinese government initiated a program of economic and market reforms. The Chinese government exercises significant control over China’s economy through allocating resources by controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Government policies have recently contributed to economic growth and prosperity in China, but such policies could be altered or discontinued at any time. Moreover, the Chinese government sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s securities markets have less regulation and are substantially smaller, less liquid and more volatile than the securities markets of more developed countries, and hence are more susceptible to manipulation, insider trading, and other market abuses. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business. As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, is developing and many laws and regulations are relatively new and published court decisions based on these laws are limited and non-binding. Thus, the rights of minority shareholders in Chinese issuers are not as well protected as they are in developed markets. There is also risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and high inflation rates.

The emergence of a domestic consumer class is at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes and currency revaluation, which could potentially have adverse effects on some export-dependent sectors. In addition, export growth continues to be a major driver of China’s rapid economic growth. Reductions in spending on Chinese products and services, tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which a Fund invests. Growing income inequality and larger scale environmental degradation is testing social cohesion in China. Social instability could threaten China’s political system and economic growth, which could decrease the value of a Fund’s investments.

Military conflicts, in response to internal social unrest or conflicts with other countries, could disrupt economic development. China has strained relations with Japan, Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula; should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on Chinese companies.

India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. “Foreign Institutional Investors” (“FIIs”) and their subfunds may predominately invest in exchange-traded securities (and securities to be listed or approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs. Although the Investment Adviser is a registered FII, it must still seek renewal of this status every three years, which renewal cannot be guaranteed. FIIs are required to observe certain investment restrictions. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted for a company, subject to that company’s approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

The Indian government exercises significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform could have a significant effect on the economy and a Fund’s investments in India. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a Fund to repatriate its income and capital.

Founders and their families control many Indian companies. Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the U.S. Exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market prices and liquidity of the Indian securities in which a Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limits on price movements and margin requirements. The relatively small market capitalizations of, and trading values on, the principal stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Religious, cultural and border disputes persist in India. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the results could destabilize the economy and, consequently, adversely affect a Fund’s investments. Both India and Pakistan have tested nuclear weapons, and the threat of deploying such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Latin America. Latin America, including Brazil and Mexico, has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of a Fund’s investments in Brazilian issuers. While some Latin American governments have experienced privatization of state-owned companies and relaxation of trade restrictions, future free-market economic reforms are uncertain, and political unrest could result in significant disruption in securities markets in the region. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation and high unemployment rates. Adverse economic events in one country may have a significant adverse effect on other Latin American countries.

Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Some markets are in areas that have historically been prone to natural disasters or are economically sensitive to environmental events, and a natural disaster could have a significant adverse impact on the economies in the geographic region.

Many Latin American countries have high levels of debt, which may stifle economic growth, contribute to prolonged periods of recession and adversely impact a Fund’s investments. Most countries have been forced to restructure their loans or risk default on their debt obligations. Interest on debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.

Russia. Russia has experienced political and economic turbulence and has endured decades of communist rule under which its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur. The current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always a risk that the government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Eastern European markets remain relatively underdeveloped and can be particularly sensitive to political and economic developments; adverse events in Eastern European countries may greatly impact the Russian economy.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a Fund to lose share registration through fraud or negligence. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection all pose significant risks, particularly to foreign investors. In addition, there is a risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or punitive taxation, or, in the alternative, a risk that a reformed tax system may result in inconsistent and unpredictable enforcement of the new tax laws. The Russian securities market is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside the stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, little information is available to investors. As a result, it may be difficult to assess the value of an investment in Russian companies. Because of the recent formation of the Russian securities market and the underdeveloped state of the banking and telecommunications systems, securities transactions are subject to significant risks.

South Africa. South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the

South African economy. Ethnic and civil conflict could result in the abandonment of many of South Africa’s free market reforms. In addition, South Africa has experienced high rates of human immunodeficiency virus (HIV) and HIV remains a prominent health concern. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. Moreover, the South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other defense concerns. These situations may cause uncertainty in the South African market and may adversely affect the South African economy.

As a result of these and other risks, the Funds’ investments in South Africa may be subject to a greater risk of loss than investments in more developed markets. These investments may be more likely to experience inflation risk and political turmoil, and be subject to more rapid changes in economic conditions, than investments in more developed markets. Investing in South Africa involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities, than investing in developed countries.

South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. Military action or the risk of military action by North Korea, which might involve nuclear weapons, could have a materially adverse effect on South Korea and the Funds. The market capitalization and trading volume of issuers in the South Korean securities markets is heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Funds. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on South Korean companies. Also, South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.

There are also a number of risks associated with the South Korean government. The South Korean government exercises substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of a Fund’s investments from declining over time.

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains problematic and is unlikely to be settled in the near future. China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. This continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in China or Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of a Fund’s investments in both countries and the region. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire Asian region and any adverse events in the Asian markets may have a significant adverse effect on Taiwanese companies.

Taiwan’s growth has been export-driven to a significant degree. As a result, Taiwan is affected by changes in the economies of its main trading partners. If growth in the export sector declines, future growth will be increasingly reliant on domestic demand. Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. Any fluctuations or shortages in the commodity markets could have a negative impact on Taiwan’s economy. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Swap Agreements

A Fund may enter into interest rate, index, currency, currency exchange rate and security swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated “notional amount”, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. The “notional amount” of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Global Absolute Return Fund enters into one or more total return equity swap agreements to obtain some or all of its long and short exposures.

Swap agreements typically calculate and settle the obligations of the parties on a “net basis” with a single payment. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” by marking as segregated unencumbered cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to limit any potential leveraging of a Fund’s (other than the Global Absolute Return Fund’s) portfolio. Any obligations “covered” in such a manner will not be construed to be “senior securities” for purposes of a Fund’s fundamental investment restriction concerning senior securities, or borrowing for purposes of a Fund’s fundamental investment restriction concerning borrowing. This segregation or “covering” is designed to ensure that a Fund has assets available to satisfy its obligations under a swap agreement, but will not, however, limit a Fund’s exposure to loss under a swap agreement. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. The Global Absolute Return Fund intends to settle a swap agreement so that, at any given time, the net amount to be received under swap agreements with a single counterparty would not exceed 5% of the Fund’s total assets.

The Global Absolute Return Fund currently uses swap agreements primarily with one counterparty. The counterparty to each swap agreement, initially or in the future, is expected to be a large financial institution, but counterparties may include banks, investment banking firms or broker-dealers. A counterparty will generally agree to pay the Global Absolute Return Fund the amount, if any, by which the notional amount of a swap agreement would have increased in value had it been invested in the particular securities underlying the agreement, plus the dividends that would have been received on those securities, plus the interest that would have been earned on the proceeds of the short sales underlying the short sale portfolio. The Global Absolute Return Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the long portfolio of a swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities, plus the dividends that would have been received on the securities sold short underlying the short sale portfolio. Under a swap agreement, the Global Absolute Return Fund will pay financing charges to the counterparty based on the notional amount of exposures, and that Fund will also pay transaction costs when it changes exposures to stipulated underlying investments, including brokerage commissions and stamp taxes. Although the Global Absolute Return Fund will not itself be trading in underlying investments, the counterparty will charge that Fund as if it were trading directly. These charges permit the counterparty, if it desires to hedge its obligations to the Global Absolute Return Fund, to recover the costs of any such hedging. In addition, the Global Absolute Return Fund will pay the counterparty amounts equal to any dividends paid on securities to which that Fund has short exposures.

For swaps entered into by the Global Absolute Return Fund, payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by the Global Absolute Return Fund on the payment or payments made or received on a swap agreement will vary depending upon the terms of the particular swap agreement. Because the Global Absolute Return Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, it will realize ordinary income and short-term capital gains, if any, that, when distributed to its shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

The Global Absolute Return’s swap agreements will be segregated or “covered,” as described above, in order to ensure that that Fund has assets available to satisfy its obligations under a swap agreement. Segregation or “covering” will not, however, limit the Global Absolute Return Fund’s exposure to loss. The swap agreements the Global Absolute Return Fund uses involve leverage. Use of leverage involves special risks and is speculative. Leverage exists when the Global Absolute Return Fund achieves the right to a return on a capital base that exceeds the amount that the Fund has invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Global Absolute Return Fund’s particular exposures.

In the normal course of business, the Global Absolute Return Fund enters into swap agreements with certain counterparties based on International Swaps and Derivatives Association, Inc. (“ISDA”) forms of agreement. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. The ISDA agreements may contain provisions that require the Global Absolute Return Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of that Fund’s net asset value over specific periods of time. If the Global Absolute Return Fund were to trigger such provisions, a counterparty to an ISDA agreement could elect to terminate the agreement and request immediate payment in an amount equal to the net liability of open positions, if any, under the agreement.

The Global Absolute Return Fund’s long and short exposures obtained through a swap agreement will differ in their exposures to particular countries, industries or sectors, currencies, and risk characteristics (e.g., value, growth, size, cyclicality, volatility and momentum). These portfolio characteristics will not be hedged, and the global long portfolio may have exposures to portfolio characteristics to which the global short portfolio does not have the same type or extent of exposure, and vice versa. Depending on the exposures, it is possible that the Global Absolute Return Fund will correlate, rather than hedge, overall exposure to a particular portfolio characteristic through both the global long and short portfolios, thereby magnifying that Fund’s exposure rather than offsetting its risk. The Global Absolute Return Fund will be subject to losses if a portfolio characteristic to which it has exposure performs poorly, and the extent of losses will be magnified by leverage through the use of swap agreements.

Whether the Global Absolute Return Fund’s (or any other Fund’s) use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund’s interest. A Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets or other economic factors in establishing swap positions for such Fund.

Using any swap agreement will expose a Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to such Fund. A number of factors may prevent a Fund from achieving desired correlation. These may include, but are not limited to: (i) the impact of Fund fees, expenses and transaction costs, including financing and brokerage costs/bid-ask spreads, (ii) to the extent the counterparty hedges its obligations to a Fund by entering into short sales (and thereby borrows shares from a beneficial owner), and a beneficial owner of a security sold short recalls the security from the counterparty for voting or other reasons and replacement securities cannot be obtained, such Fund may be forced to settle the exposure at a time which may not be advantageous, (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests or to which it has exposures, (iv) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), (v) the impact of accounting standards or changes thereto, and (vi) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Swap agreements do not involve the delivery of securities or other underlying assets, but are contracts with another party. While many swap agreements will be required to be centrally-cleared, the Funds’ (and particularly the Global Absolute Return Fund’s) swap agreements may not be eligible for or subject to central clearing. Accordingly, if a swap agreement is entered into on a net basis and the counterparty defaults or is unwilling to perform its obligations, a Fund risks losing the net amount of payments that such Fund is contractually entitled to receive, if any. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect such Fund’s rights as a creditor. Further, the swap counterparty’s obligations to a Fund likely will not be collateralized. A Fund will not enter into a swap agreement unless the Investment Adviser believes the counterparty to the transaction is creditworthy. The Global Absolute Return Fund currently uses swap agreements primarily with one counterparty and settles swap agreements so that net gains under swap agreements with a single counterparty do not exceed 5% of that Fund’s total assets at any given time.

The counterparty to a swap agreement may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair a Fund’s ability to achieve its investment objective, particularly for the Global Absolute Return Fund. The counterparty may have rights to terminate the swap that are beyond the control of a Fund, and could impact such Fund’s ability to continue to enter into swap agreements, which could also impair such Fund’s ability to achieve its investment objective. In addition, the counterparty to a swap agreement may be subject to restrictions, or may impose restrictions on a Fund, that limit such Fund’s ability to obtain exposure to particular equity securities to which it may otherwise desire to obtain exposures. In these cases, if a Fund is not able to invest directly in the security, it would have to forego the investment opportunity.

Because swap agreements are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitations on investments in illiquid securities. Only the net amount due a Fund under the swap agreements is used to determine if more than 15% of a Fund’s net assets are invested in illiquid securities. The Investment Adviser, under the oversight of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap agreements. To the extent a swap agreement is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Pursuant to final interpretations issued by the CFTC and the Commission, the swaps used by the Global Absolute Return Fund are subject to CFTC regulation. As a result, that Fund is a “commodity pool,” as defined under the CEA, and the Investment Adviser is subject to regulation as a “commodity pool operator,” or “CPO,” with respect to that Fund. The long-term impact of these new requirements on the Global Absolute Return Fund and its counterparties is uncertain. However, they may cause counterparties to increase collateral or margin requirements, increase fees charged to the Fund or make them less willing to enter into swap agreements with the Fund in the future, which could reduce investment returns or harm the Fund’s ability to implement its investment strategy. Registration as a CPO imposes additional laws, regulations, reporting and enforcement policies on the pool, which could increase compliance costs and may affect the operations and financial performance of the Fund. Investors in the Global Absolute Return Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Fund.

Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated and has been the subject of scrutiny during the recent turbulence in the financial markets. It is possible that developments in the swaps market, including further government regulation or increased margin or collateral requirements dictated by new regulations or the marketplace, may limit or prevent a Fund from using swap agreements as a part of its investment strategy, increase expenses charged to the Fund or adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Limits or restrictions applicable to the counterparties with which a Fund enters into swap agreements could also impact such Fund’s use of swap agreements.

Swaps are instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. Swap agreements are subject to risks of mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, the inability of counterparties to perform, and the ability of counterparties to terminate swap agreements generally at any time. The use of a swap agreement requires an understanding not only of the underlying securities or positions, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Short Positions

The Global Absolute Return Fund will be exposed to short positions through swap agreements and short sale transactions. Short positions are subject to special risks. Short positions entail obtaining exposure to securities with the goal of closing the position at a later date when the value of the security has decreased. If the price of the security increases before the position is closed, the Global Absolute Return Fund will incur a loss equal to the increase in price from the time the exposure was obtained. For short exposures under swap agreements, the amount of loss is calculated based on the notional value of the exposure, and includes any other charges incidental to the swap agreements. Because the short exposures will exceed the value of the Global Absolute Return Fund’s net assets, the risk of loss is increased. Further, since the Global Absolute Return Fund will lose money if the value of the underlying security increases, losses are potentially unlimited.

This risk is magnified in periods of market turmoil. For example, exposure to short positions also involves the risk of a “short squeeze,” which can occur when the price of a widely-shorted stock unexpectedly appreciates and short covering activity further rapidly increases the stock price.

If the Global Absolute Return Fund makes a short sale directly, it will borrow the security sold short, sell it through the broker-dealer from which it borrowed the security, and pledge the proceeds of the short sale to the broker-dealer as collateral. In connection with direct short sales of securities, the Global Absolute Return Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and will generally be obligated to pay over any accrued interest and dividends on such borrowed securities. Such charges would decrease any returns due the Global Absolute Return Fund through the short sale. To the extent that the Global Absolute Return Fund engages in short sales directly, it will provide collateral to the broker-dealer and will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Investment Adviser determines to be liquid that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the that Fund replaces the borrowed securities.

Illiquid Securities

None of the Funds may hold more than 15% of its net assets in illiquid securities. Only the net amount due the Global Absolute Return Fund under a swap agreement is used to determine if more than 15% of that Fund’s net assets are invested in illiquid securities. The Global Absolute Return Fund currently intends to settle swap agreements so that the net amount to be received under the swap agreements with a single counterparty would not exceed 5% of that Fund’s total assets at any given time.

Illiquid securities generally include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the U.S.) or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations for such securities are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers in the U.S.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will be deemed to be liquid. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (2) it must not be “traded flat” (that is, without accrued interest) or in default as to principal or interest. However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that, after purchase, other qualified institutional buyers become, for a time, uninterested in purchasing these securities and as a result there is no longer a readily available market for the securities. In addition, Rule 144A securities are generally deemed liquid if they are tradable in an offshore securities market. Repurchase agreements subject to payment on demand are deemed to have a maturity equal to the notice period.

Borrowing

A Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund’s total assets. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. This is the speculative factor known as leverage.

To the extent the Global Absolute Return Fund covers its obligations under swap agreements by segregating or “earmarking” assets determined to be liquid in accordance with procedures adopted by the Board of Trustees equal in value to the amount of that Fund’s net obligations under a swap agreement, such obligation will not be considered borrowing by the Global Absolute Return Fund.

When-Issued and Delayed-Delivery Securities

The Funds may purchase, or obtain exposure to, securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that a Fund is obligated to pay, directly or indirectly, on the settlement day may be different from the market value on that date. While securities may be sold, or exposures reduced, prior to the settlement date, a Fund intends to purchase such securities, or obtain exposure to them, with the purpose of actually acquiring such securities or exposures, unless a sale would be desirable for investment reasons. At the time a Fund makes a commitment to purchase a security, or obtain exposure to it, on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund’s net asset value. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its direct obligations for when-issued securities. Exposures obtained under swap agreements will be “covered” as discussed under “Swap Agreements” above.

When- issued securities and delayed-delivery securities involve the risk that the security a Fund buys, or to which it obtains exposure, on that basis will lose value prior to its delivery to the Fund or the swap counterparty. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund may lose the investment opportunity of the assets it has set aside, or other exposures it has foregone, to pay for the security and any gain in the security’s price.

Securities Lending

The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund may not be able to obtain the right to vote or consent on proxy proposals involving securities that are loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser’s judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in, or exposed to, other eligible securities. This subjects such investment or exposure, as well as the securities loaned, to market appreciation or depreciation.

Real Estate Investment Trusts

The Funds may invest in, or obtain exposure to, securities of U.S. real estate investment trusts (“REITs”) and foreign issuers with a structure similar to U.S. REITs. Unlike regular corporations, U.S. REITs do not have to pay federal income tax if they meet certain requirements of the Code. REITs offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Income Trusts, Royalty Trusts and Similar Trusts

The Funds may invest in, or obtain exposures to, foreign trusts that earn income from underlying assets, such as oil and gas wells, or from performing services. These are sometimes called income trusts or royalty trusts. Securities of these trusts have risks that are similar to equity security risks and additional risks. When a claim is made against a trust that cannot be paid using its assets, trust investors, including an investing Fund directly or indirectly through swap agreement exposures, may be held liable for any outstanding trust obligations.

Shares of Other Investment Companies

The Funds can invest in, or obtain exposure to, securities of other investment companies except to the extent prohibited by law or a Fund’s investment restrictions. A Fund’s investments in, or exposures to, other investment companies may include ETFs if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. See “Exchange-Traded Funds” above. Like all equity investments, ETFs may go up or down in value. They also may not perform in correlation with a Fund’s principal strategies. A Fund will pay additional fees through its investments in, or exposures to, other investment companies.

The International Opportunities Fund will implement its investment program by investing primarily in shares of the International Value Fund and the Emerging Markets Fund. The International Opportunities Fund relies on Section 12(d)(1)(G) of the 1940 Act and the rules thereunder to invest in shares of other investment companies, such as the International Value Fund and the Emerging Markets Fund. Shareholders of the International Opportunities Fund will bear their proportionate share of the expenses, including advisory fees, if any, of the International Opportunities Fund, and also similar expenses, including advisory fees, of the International Value Fund and the Emerging Markets Fund, which will be borne by the International Opportunities Fund as an investor in those Funds. Thus, an investment in the International Opportunities Fund is more expensive and could achieve lower returns than separate, direct, investments in each of the International Value Fund and the Emerging Markets Fund.

Limited Partnerships

The Funds can invest in, or obtain exposure to, interests in limited partnerships or similar entities (often referred to as “master limited partnerships”). Limited partnership interests may be less liquid than other forms of equity securities and may not be as widely traded, which may make it difficult for a Fund to sell, or reduce its exposures to, such interests at the time or price desired.

Corporate Loans

The Funds can invest in, or obtain exposure to, corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the values of corporate loans are generally less responsive than the values of bonds and notes to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling, or reducing its exposures to, corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as “syndicates.” A syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, a Fund may not recover its investment or exposure, or there might be a delay in a Fund’s recovery. By directly investing in a corporate loan, the Fund becomes a member of the syndicate, although it may not be able to control the syndicate’s actions.

Portfolio Turnover

The International Value Fund’s portfolio turnover rate for the 2013 fiscal year was 22% and the rate for the 2012 fiscal year was 21%.

The Global Value Fund’s portfolio turnover rate for the 2013 fiscal year was 56% and the rate for the 2012 fiscal year was 52%.

The Emerging Markets Fund’s portfolio turnover rate for the 2013 fiscal year was 95% and the rate for the 2012 fiscal year was 74%. Turnover was higher primarily due to higher net inflows in fiscal 2013, which required more trades to invest cash receipts.

The International Opportunities Fund’s portfolio turnover rate for the 2013 fiscal year was 7% and the rate for the 2012 fiscal year was 5%.

The Global Absolute Return Fund’s portfolio turnover rate for the 2013 fiscal year was 0% and the rate for the 2012 fiscal year was 0%. While the swap agreements entered into by the Global Absolute Return Fund continued throughout the periods, the Fund did change notional exposures underlying the swap agreements in 2012 and 2013. When the Fund changes notional exposures, it incurs transaction costs. See “Swap Agreements” above.

Higher portfolio turnover may result in a Fund’s incurring higher transaction costs and realizing net gains that must be distributed to its shareholders, resulting in higher taxes for them.

Initial Public Offerings

The Funds may purchase, or obtain exposure to, securities in initial public offerings. These offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

Temporary Defensive Position

When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, each Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and repurchase agreements, and the Global Absolute Return Fund can temporarily decrease or entirely eliminate its derivatives exposure. Under such circumstances, a Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

Pursuant to applicable law, each Fund publicly discloses its complete portfolio holdings quarterly within 60 days of the end of each calendar quarter. Each Fund discloses a complete list of its holdings in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly holding reports on Forms N-Q and N-CSR, which are filed with the Commission and available, free of charge, on the Commission’s EDGAR database at www.sec.gov. Each Fund also discloses its top ten holdings by weight as of the end of each calendar quarter on the Funds’ website, www.causewayfunds.com, and in sales materials, except that the Global Absolute Return Fund discloses its top ten long exposures and top ten short exposures.

Occasionally, certain third parties – including a Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute a Fund’s shares, institutional investors and others – request information about the Fund’s portfolio holdings or exposures. The Board of Trustees has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Funds’ portfolio holdings or exposures. The Funds’ policy is to disclose portfolio holdings or exposures to third parties only where a Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.

The Funds may provide at any time portfolio holdings or exposure information to their service providers, such as the Administrator, Custodian, Investment Adviser, pricing services, independent registered public accountants, financial printers, legal counsel, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Funds and the Investment Adviser expect to provide portfolio holdings or exposure information to the following service providers:

Name	Service
The Bank of New York Mellon	Custodian
Charles River Systems, Inc.	Trading and compliance system
Omgeo LLC	Automated trade matching service
Misys International Banking Systems, Inc.	Automated foreign exchange trade matching service
Eagle Investment Systems Corp.	Portfolio accounting system
Electra Securities Transaction and Asset Reconciliation System (STaARS)	Automated reconciliation service
FactSet Research Systems Inc.	Online database system for portfolio analytics
Interactive Data Corporation	Pricing vendor
ISS	Proxy research and recordkeeping service
SEI Investments Global Funds Services	Fund accountant and Administrator
PricewaterhouseCoopers LLP	Independent registered public accountants
Various broker-dealers	Purchases and sales of securities
Swap counterparties	Swap transactions
LexisNexis	OFAC compliance service

The Funds, through their Administrator or other market data providers, disclose holdings or exposures and other related portfolio information to independent rating and ranking organizations on or after the 15th business day after the end of each quarter. The Funds disclose their quarterly portfolio holdings or exposures to consultants, investment advisory firms, investors, and mutual fund wrap programs which have requested them on or after the 15th business day after quarter-end for due diligence purposes. The Funds disclose their top ten holdings, or top ten long exposures and top ten short exposures for the Global Absolute Return Fund, by weight, the five largest performance contributors and detractors (ten largest long and short for the Global Absolute Return Fund), and the five largest purchases and sales to advisers of investors in the Funds, and other investors or prospective investors who request them, typically by the fifth business day after month-end. The Funds also send quarterly reports to investors who have requested them containing the Funds’ holdings or exposures generally by the third week after quarter-end.

Portfolio managers may also disclose and discuss particular portfolio holdings or exposures in interviews with the press and other media outlets from time to time.

Subject to the policies and procedures approved by the Board of Trustees, the executive officers of a Fund authorize disclosure of the Fund’s portfolio holdings or exposures. Neither the Funds nor any service provider to the Funds may receive compensation or other consideration for providing portfolio holdings or exposure information.

In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser’s employees from communicating to third parties any material nonpublic information relating to the Funds’ portfolio holdings or exposures. The Investment Adviser’s policies and procedures, in addition to the Funds’ policies and procedures relating to the disclosure of the Funds’ portfolio holdings or exposures, are designed to reduce potential conflicts of interest between Fund shareholders and the Investment Adviser.

MANAGEMENT OF THE FUND

The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Trust.

The Board currently consists of five Trustees. One of the Trustees is an employee of the Investment Adviser. This Trustee is an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust (an “Interested Trustee”). The other Trustees are not interested persons of the Trust (the “Independent Trustees”).

The Trustees and officers of the Trust are:

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director-ships Held by Trustee[4]
INDEPENDENT TRUSTEES

John R. Graham Age: 52	Trustee; Chairman of the Audit Committee	Since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 51	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	5	None

Victoria B. Rogers Age: 52	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Strategic Income Fund, Inc. and TCW Funds, Inc.

Eric H. Sussman Age: 47	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995 – June 2011), Anderson Graduate School of Management, University of California, Los Angeles (since 1995); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director- ships Held by Trustee[4]
INTERESTED TRUSTEE[5]
Mark D. Cone Age:46	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Investment Adviser (since 2001).	5	None

OFFICERS

Turner Swan 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 52	President	Since 8/01	General Counsel, Secretary, and Member of the Investment Adviser (since 2001); Compliance Officer of the Investment Adviser (since 2010).	N/A	N/A
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 52	Chief Compliance Officer and Assistant Secretary	CCO (since 7/05); Asst. Sect. (since 8/01)	Chief Compliance Officer of the Investment Adviser (since July 2005); Chief Operating Officer and Member of the Investment Adviser (since 2001).	N/A	N/A
Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 53	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 42	Secretary	Since 10/11	Attorney of the Investment Adviser (since 2004).	N/A	N/A

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director- ships Held by Trustee[4]
Lisa Whittaker[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel. and Compliance Officer, The Glenmede Trust Company (2011-2012); Associate, Drinker, Biddle & Reath, LLP (2006-2011).	N/A	N/A

Carolyn Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 56	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007).	N/A	N/A

Bernadette Sparling [6] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.
[2]	Each Trustee holds office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.
[3]	The “Trust Complex” consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of one investment company with five portfolios —International Value Fund, Global Value Fund, Emerging Markets Fund, International Opportunities Fund, and Global Absolute Return Fund.
[4]	Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	Mr. Cone is an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Investment Adviser.
[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

The following provides information in addition to that set forth in the table above regarding relevant qualifications, experience, attributes or skills of each Trustee.

John R. Graham: Mr. Graham joined the Board in 2008 and has been Chairman of the Audit Committee since 2013. Mr. Graham has over 20 years of experience in the financial services and investment banking industries, including holding a senior position at a large public company and senior positions with investment banking firms. He was previously a financial consultant, where he specialized in valuation, merger advice, value-based management, and other finance-related work. Mr. Graham holds an MBA.

Lawry J. Meister: Ms. Meister joined the Board in 2008 and has extensive experience in the investment banking, management consulting, and commercial real estate industries. Since 1995, she has been President of a development company specializing in the management of commercial real estate primarily in Southern California. Other experience includes positions in marketing, as a business analyst and as a financial analyst. Ms. Meister holds an MBA.

Victoria B. Rogers: Ms. Rogers joined the Board in 2013. Ms. Rogers is President of The Rose Hills Foundation, a $475 million foundation based in Los Angeles, California. She also serves on the Boards of Trustees of Polytechnic School (Pasadena, California) and Stanford University. Ms. Rogers serves on the boards of two other mutual funds. Previously, Ms. Rogers served on the Boards of Trustees of The Chandler School (Pasadena, California), The Hotchkiss School (Lakeville, Connecticut) and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte & Touche LLP, Security Pacific Bank and The Whittier Trust Company.

Eric H. Sussman: Mr. Sussman has been a Trustee since the inception of the Trust in October 2001, and Chairman of the Board since 2013. Since 1995, Mr. Sussman has been a Lecturer (Senior Lecturer since 2011) at the University of California, Los Angeles, Anderson Graduate School of Management, where he has taught accounting, financial reporting, finance, and real estate investment and finance. Since 1993, he has been President or Managing Member of a real estate development and management company. Mr. Sussman holds an MBA, and is a Certified Public Accountant. Mr. Sussman was an independent Trustee and Chairman of the Board of a U.S. value equity mutual fund that closed in 2010.

Mark D. Cone: Mr. Cone has over 20 years of experience in the investment management industry. Since June 2001, Mr. Cone has been Executive Vice President and Chief Marketing Officer of the Investment Adviser, where he is responsible for all sales and marketing functions and serves on the firm’s executive Operating Committee. His earlier experience includes serving as Managing Director of a large fund manager, where he led third-party distribution in the U.S., Canada, and Latin America, serving as Director of Marketing and Client Development of an investment advisory firm for institutions and mutual funds, and serving as Regional Director of a fund manager where he was responsible for marketing mutual funds to various distribution channels. Mr. Cone holds FINRA Series 7, 24 and 63 licenses.

The Board believes that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve on the Board. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills, as well as the actual service and commitment of each Trustee during his tenure on the Board. Notwithstanding the accomplishments noted above, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Board Structure

An Independent Trustee serves as Chairman of the Board. The Independent Chairman’s responsibilities include presiding at all meetings of the Board and all meetings of the Independent Trustees, approving Board meeting schedules and agendas, and serving as a liaison among the other Trustees, and with Trust officers and management personnel.

The Board holds four regularly scheduled in-person meetings each year. The Board holds special meetings as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at meetings of the Board without management present, as needed.

The Board conducts a self-assessment on an annual basis, and considers whether the structure of the Board and its Committees are appropriate under the circumstances. As part of this self-assessment, the Board considers several factors, including the number of funds overseen by the Board.

The Board sets broad policies for the Trust and appoints Trust officers. The Board oversees the performance of the Investment Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Investment Adviser’s risk management activities, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, reports on risk, investment performance, portfolio composition and characteristics, marketing, shareholder service fees, brokerage commissions, and valuation. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, reports on various aspects of the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements, and provides a written report discussing the Trust’s compliance program at least annually. The Board expects all parties, including, but not limited to, the Investment Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee and a Nominating Committee. The functions of these Committees are discussed below.

The Board has an Audit Committee and a Nominating Committee. Both are comprised of all of the Trustees of the Trust who are Independent Trustees. The Audit Committee operates under a written charter and its purposes are: (i) to oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) to act as liaison between the Trust’s independent auditors and the full Board.

The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees. Meetings of the Nominating Committee are called on an “as needed” basis, and held as often as deemed appropriate by the Nominating Committee. The Nominating Committee operates under a written charter and it may consider candidates suggested by, among others, members of the Board who are interested persons of the Trust and the Investment Adviser. According to the Trust’s Bylaws, any shareholder of the Trust may submit names of individuals to be considered by the Nominating Committee or the Board of Trustees, as applicable, provided, however, (i)

that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the applicable shareholder meeting, and (ii) that the Nominating Committee or the Board of Trustees, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended September 30, 2013, the Audit Committee held four meetings and the Nominating Committee held two meetings.

During the fiscal year ended September 30, 2013, fees paid to the Independent Trustees for their services as Trustees aggregated $285,000. The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. The following table sets forth information concerning fees paid to, and retirement benefits accrued for, Independent Trustees during the fiscal year ended September 30, 2013:

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
John A. G. Gavin**	$52,500	None	None	$52,500
John R. Graham	$67,500	None	None	$67,500
Lawry J. Meister	$67,500	None	None	$67,500
Victoria B. Rogers***	$30,000	None	None	$30,000
Eric H. Sussman	$67,500	None	None	$67,500

*	As of the date hereof, the “Fund Complex” consists of one investment company with five portfolios — International Value Fund, Global Value Fund, Emerging Markets Fund, International Opportunities Fund, and Global Absolute Return Fund.
**	John A. G. Gavin retired from the Board in April 2013.
***	Victoria B. Rogers was appointed to the Board in April 2013.

The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Funds and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of January 1, 2014:

Name of Trustee	Dollar Range of Equity Securities in the International Value Fund	Dollar Range of Equity Securities in the Global Value Fund	Dollar Range of Equity Securities in the Emerging Markets Fund	Dollar Range of Equity Securities in the International Opportunities Fund	Dollar Range of Equity Securities in the Global Absolute Return Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mark D. Cone	None	None	None	None	None	None
John R. Graham	$10,001 - $50,000	None	$10,001 - $ 50,000	None	Over $100,000	Over $100,000
Lawry J. Meister	Over $100,000	None	Over $100,000	None	None	Over $100,000
Victoria B. Rogers **	Over $100,000	None	None	None	None	Over $100,000
Eric H. Sussman	Over $100,000	Over $100,000	Over $100,000	None	$10,001 - $50,000	Over $100,000

*	As of the date hereof, the Trust’s Family of Investment Companies consists of one investment company with five portfolios —International Value Fund, Global Value Fund, Emerging Markets Fund, International Opportunities Fund, and Global Absolute Return Fund.
**	Victoria B. Rogers was appointed to the Board in April 2013.

As of January 1, 2014, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The Trustees receive fees and are reimbursed for expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”) receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Funds. See “Advisory Arrangements,” “Administration Arrangements” and “Distribution Arrangements” below.

The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

Name	Position Held with Affiliated Person or Principal Underwriter
Turner Swan	General Counsel, Compliance Officer, Secretary and Member of the Investment Adviser
Gracie V. Fermelia	Chief Operating Officer, Chief Compliance Officer and Member of the Investment Adviser
Gretchen W. Corbell	Attorney and Assistant Secretary of the Investment Adviser

Advisory Arrangements

Investment Advisory Services and Fee. The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreements”) with the Investment Adviser. Subject to the oversight of the Trustees, the Investment Adviser is responsible for the actual management of the Funds and continuously reviews the Funds’ holdings in light of its own research analysis and that from other relevant sources. The Investment Adviser is responsible for making decisions to buy, sell or hold particular securities. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Funds.

The Investment Adviser receives for its services to the International Value Fund a monthly fee at an annual rate of 0.80% of the International Value Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the International Value Fund for each day during the month. Pursuant to an expense limit agreement, dated January 31, 2014, the Investment Adviser has agreed to limit the International Value Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Value Fund invests, and extraordinary expenses) to 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2015. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares. For the fiscal year ended September 30, 2013, the International Value Fund paid the Investment Adviser an advisory fee of $18,289,186; for the fiscal year ended September 30, 2012, the International Value Fund paid the Investment Adviser an advisory fee of $11,990,629; for the fiscal year ended September 30, 2011, the International Value Fund paid the Investment Adviser an advisory fee of $12,765,163. No fees were waived during these years. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limits set forth above.

The Investment Adviser receives for its services to the Global Value Fund a monthly fee at an annual rate of 0.80% of the Global Value Fund’s average daily net assets. As of August 1, 2012, the advisory fee was reduced from 0.85% of the Global Value Fund’s average daily net assets to its current rate. For purposes of the calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Global Value Fund for each day during the month. Pursuant to an expense limit agreement, dated January 31, 2014, the Investment Adviser has agreed to limit the Global Value Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Global Value Fund invests, and extraordinary expenses) to 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2015. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares. For the fiscal year ended September 30, 2013, the Global Value Fund paid the Investment Adviser an advisory fee of $313,086, of which $118,359 was waived; for the fiscal year ended September 30, 2012, the Global Value Fund paid the Investment Adviser an advisory fee of $147,899, all of which was waived; for the fiscal year ended September 30, 2011, the Global Value Fund paid the Investment Adviser an advisory fee of $46,892, all of which was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limits set forth above.

The Investment Adviser receives for its services to the Emerging Markets Fund a monthly fee at an annual rate of 1.00% of the Emerging Markets Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Emerging Markets Fund for each day during the month. Pursuant to an expense limit agreement, dated January 31, 2014, the Investment Adviser has agreed to limit the Emerging Markets Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Emerging Markets Fund invests, and extraordinary expenses) to 1.35% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2015. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares. For the fiscal year ended September 30, 2013, the Emerging Markets Fund paid the Investment Adviser an advisory fee of $1,828,314, none of which was waived; for the fiscal year ended September 30, 2012, the Emerging Markets Fund paid the Investment Adviser an advisory fee of $1,287,034, of which $100,213 was waived; for the fiscal year ended September 30, 2011, the Emerging Markets Fund paid the Investment Adviser an advisory fee of $521,697, of which $122,240 was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limits set forth above.

The Investment Adviser does not receive advisory fees for its services to the International Opportunities Fund. The International Opportunities Fund invests primarily in the International Value Fund and the Emerging Markets Fund, which separately pay advisory fees to the Investment Adviser. Pursuant to an expense limit agreement, dated January 31, 2014, the Investment Adviser agreed to limit the International Opportunities Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Opportunities Fund invests, and extraordinary expenses) to 0.11% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2015. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limits set forth above.

The Investment Adviser receives for its services to the Global Absolute Return Fund a monthly fee at an annual rate of 1.50% of the Global Absolute Return Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Global Absolute Return Fund for each day during the month. Pursuant to an expense limit agreement, dated January 31, 2014, the Investment Adviser has agreed to limit the Global Absolute Return Fund’s annual operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to 1.75% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2015. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares. For the fiscal year ended September 30, 2013, the Global Absolute Return Fund paid the Investment Adviser an advisory fee of $784,854, of which $96,682 was waived; for the fiscal year ended September 30, 2012, the Global Absolute Return Fund paid the Investment Adviser an advisory fee of $576,416, of which $182,176 was waived; for the period from commencement of operations on January 24, 2011 through September 30, 2011, the Global Absolute Return Fund paid the Investment Adviser an advisory fee of $100,268, all of which was waived. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed if such reimbursement would result in the Fund exceeding the expense limits set forth above.

Payment of Fund Expenses. The Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Funds. The Investment Adviser is also obligated to pay the fees of all Trust officers and Trustees who are affiliated persons of the Investment Adviser. In addition, the Investment Adviser paid expenses associated with the organization of the Global Value Fund, the Emerging Markets Fund, the International Opportunities Fund and the Global Absolute Return Fund. Each Fund pays, or causes to be paid, all other expenses incurred in its operations, including, among other items, taxes, expenses for legal, auditing and tax services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Independent Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Global Absolute Return Fund bears the costs associated with its swap agreements.

Organization of the Investment Adviser. The Investment Adviser is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of the Investment Adviser, respectively, each controls the Investment Adviser through his or her executive office and voting control of the Investment Adviser.

Duration and Termination. Unless earlier terminated as described below, each Advisory Agreement will remain in effect through September 20, 2014 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to a Fund by the vote of a majority of the outstanding voting securities of the relevant Fund or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

Limitation of Liability. The Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

CPO Registration. The Investment Adviser is a “commodity pool operator” under the CEA for the Global Absolute Return Fund.

Portfolio Managers

Other Accounts Managed

The following table discloses information concerning other accounts managed by portfolio managers of the International Value Fund, Global Value Fund, International Opportunities Fund, and Global Absolute Return Fund, as of September 30, 2013:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Sarah H. Ketterer	9 ($4.351 billion)	15 ($2.422 billion)	75 ($13.345 billion)	0	0	2($.789billion)
Harry W. Hartford	9 ($4.351 billion)	15 ($2.422 billion)	76 ($13.304 billion)	0	0	2($.789billion)
James A. Doyle	9 ($4.351 billion)	15 ($2.422 billion)	77 ($13.304 billion)	0	0	2($.789billion)
Jonathan P. Eng	9 ($4.351 billion)	15 ($2.422 billion)	74 ($13.304 billion)	0	0	2($.789billion)
Kevin Durkin	9 ($4.351 billion)	15 ($2.422 billion)	72 ($13.304 billion)	0	0	2($.789billion)
Conor Muldoon	9 ($4.351 billion)	15 ($2.422 billion)	78 ($13.304 billion)	0	0	2($.789billion)
Foster Corwith	9 ($4.351 billion)	15 ($2.422 billion)	72 ($13.303 billion)	0	0	2 ($.789 billion)
Alessandro Valentini	9 ($4.351 billion)	15 ($2.422 billion)	72 ($13.302 billion)	0	0	2 ($.789 billion)

These portfolio managers also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the International Value Fund, Global Value Fund, International Opportunities Fund, and Global Absolute Return Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities (or obtain exposures) for the International Value Fund, Global Value Fund, International Opportunities Fund, and Global Absolute Return Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the International Value Fund, Global Value Fund, International Opportunities Fund, or Global Absolute Return Fund or pay performance-based fees to the Investment Adviser. All of the portfolio managers have personal investments in one or more of the Funds. Ms. Ketterer and Mr. Hartford each holds a controlling voting interest in the Investment Adviser and Messrs. Doyle, Eng, Durkin, Muldoon, Corwith and Valentini have minority ownership interests in the Investment Adviser.

The following table discloses information concerning other accounts managed by portfolio managers of the Emerging Markets Fund, International Opportunities Fund, and Global Absolute Return Fund, as of September 30, 2013 (January 2, 2013 in the case of Mr. Gubler):

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Arjun Jayaraman	1 ($.041 billion)	2 ($.371 billion)	9 ($.874 billion)	0	0	1($.736billion)
MacDuff Kuhnert	1 ($.041 billion)	2 ($.371 billion)	9 ($.874 billion)	0	0	1($.736billion)
Joe Gubler	1 ($.058 billion)	2 ($.402 billion)	7 ($1.330 billion)	0	0	1 ($.773 billion)

These portfolio managers also manage their own personal accounts and Other Accounts. In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Emerging Markets Fund and International Opportunities Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Emerging Markets Fund and the International Opportunities Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Emerging Markets Fund, International Opportunities Fund, or Global Absolute Return Fund or pay performance-based fees to the Investment Adviser. The portfolio managers have personal investments in one or more of the Funds, and have minority ownership interests in the Investment Adviser.

Actual or potential conflicts of interest arise from the Funds’ portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. The Investment Adviser has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. The Investment Adviser has a policy that it will not enter into a short position in a security on behalf of any Fund or other client account if, at the time of entering into the short position, a Fund or any other client account managed by the Investment Adviser holds a long position in a security of the issuer. The Investment Adviser also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of the Investment Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Compensation

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of the Investment Adviser, respectively, receive annual salary and are entitled, as controlling owners of the firm, to distributions of the firm’s profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Durkin, Muldoon, Corwith, Valentini, Jayaraman, Kuhnert, and Gubler receive salary, incentive compensation (including potential equity and/or synthetic equity awards), and distributions of firm profits based on their minority ownership interests. Salary and incentive compensation are determined by the firm’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of a Fund or any single client account managed by the Investment Adviser. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Ownership of Securities

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the International Value Fund as of September 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Value Fund
Sarah H. Ketterer	Over $1,000,000
Harry W. Hartford	Over $1,000,000
James A. Doyle	$500,001 - $1,000,000
Jonathan P. Eng	None
Kevin Durkin	$100,001 - $500,000
Conor Muldoon	$100,001 - $500,000
Foster Corwith	$10,001 - $50,000
Alessandro Valentini	$10,001 - $50,000

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Global Value Fund as of September 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Global Value Fund
Sarah H. Ketterer	Over $1,000,000
Harry W. Hartford	$10,001 - $50,000
James A. Doyle	$100,001 - $500,000
Jonathan P. Eng	None
Kevin Durkin	$50,001 - $100,000
Conor Muldoon	$10,001 - $50,000
Foster Corwith	None
Alessandro Valentini	None

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Emerging Markets Fund as of September 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Emerging Markets Fund
Arjun Jayaraman	$100,001 - $500,000
MacDuff Kuhnert	$100,001 - $500,000
Joe Gubler	None

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the International Opportunities Fund as of September 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Opportunities Fund
Sarah H. Ketterer	Over $1,000,000
Harry W. Hartford	$100,001 - $500,000
James A. Doyle	None
Jonathan P. Eng	None
Kevin Durkin	$1 - $10,000
Conor Muldoon	None
Foster Corwith	None
Alessandro Valentini	None
Arjun Jayaraman	None
MacDuff Kuhnert	None
Joe Gubler	$1 - $10,000

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Global Absolute Return Fund as of September 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Global Absolute Return Fund
Sarah H. Ketterer	Over $1,000,000
Harry W. Hartford	$10,001 -$50,000
James A. Doyle	$50,001 - $100,000
Jonathan P. Eng	None
Kevin Durkin	$100,001 - $500,000
Conor Muldoon	$50,001 - $100,000
Foster Corwith	$100,001 - $500,000
Alessandro Valentini	None
Arjun Jayaraman	$100,001 - $500,000
MacDuff Kuhnert	$100,001 - $500,000
Joe Gubler	$50,001 - $100,000

Administration Arrangements

The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers.

The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, as amended, the Administrator provides the Trust with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Trust pays the Administrator the following annual fees, calculated based on the aggregate average daily net assets of the Trust: 0.06% of the assets up to but not exceeding $1 billion; 0.05% of the assets exceeding $1 billion but not exceeding $2 billion; 0.04% of the assets exceeding $2 billion but not exceeding $3 billion; 0.03% of the assets exceeding $3 billion but not exceeding $4 billion; and 0.02% of the assets exceeding $4 billion. The Administrator’s fee is subject to a minimum annual fee of $165,000 for the first portfolio. Since January 2011, each additional Fund has been subject to a minimum annual fee as follows: $30,000 for Emerging Markets Fund; $20,000 for Global Value Fund; $10,000 for International Opportunities Fund; and $40,000 for the Global Absolute Return Fund. In addition, if a Fund has three or more classes, that Fund is subject to an additional minimum fee of $20,000 per additional share class (over two). The Administrator’s fee is charged to each Fund in proportion to such Fund’s net assets. For the fiscal years ended

September 30, 2013, 2012 and 2011, the International Value Fund paid the Administrator administration fees of $1,177,192, $837,946 and $894,864, respectively. For the fiscal years ended September 30, 2013, 2012 and 2011, the Global Value Fund paid the Administrator administration fees of $21,202, $20,014 and $14,491, respectively. For the fiscal years ended September 30, 2013, 2012 and 2011, the Emerging Markets Fund paid the Administrator administration fees of $94,260, $71,943 and $29,931, respectively. For the fiscal years ended September 30, 2013, 2012 and 2011, the International Opportunities Fund paid the Administrator administration fees of $17,454, $10,007 and $7,117, respectively. For the fiscal year ended September 30, 2013, 2012 and the fiscal period from inception on January 24, 2011 and ended September 30, 2011, the Global Absolute Return Fund paid the Administrator administration fees of $39,963, $40,028 and $27,288, respectively.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remains in effect through October 31, 2015 and, thereafter, for successive periods of one year unless terminated by either party on not less than 90 days’ prior written notice to the other party.

Distribution Arrangements

The Distributor, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”). The Distributor does not receive compensation from the Funds for distribution of shares of the Funds. Pursuant to an agreement between the Investment Adviser and the Distributor, the Investment Adviser pays out of its own resources for all distribution services provided to the Funds under the Distribution Agreement.

Unless earlier terminated as described below, the Distribution Agreement for each Fund will remain in effect through September 20, 2014 and from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated with respect to any of the Funds by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days’ written notice by either party, or upon assignment by the Distributor.

Shareholder Service Arrangements

The Trust has adopted a Shareholder Service Plan and Agreement for the Investor Class shares of each Fund (the “Service Plan”) pursuant to which the Distributor is authorized to pay compensation to financial institutions (each a “Service Provider”) that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund whose shareholders it services (through the Distributor) at a maximum annual rate of up to 0.25% of the average daily net asset value of shares of the Fund serviced by the Service Provider.

The Distributor and/or the Funds may enter into a Shareholder Service Provider Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services to its customers who own shares of a Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend and other distribution notices and tax forms) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing dividend payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.

The Investment Adviser makes payments out of its own resources to certain financial institutions for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, sales fees of up to 0.08% of sales of Fund shares, and annual asset-based charges of up to 0.16% of the average daily net asset value of shares of the Fund serviced by the financial institutions. Payments to certain intermediaries are subject to annual minimums of up to $50,000. These payments may create a conflict of interest by influencing the broker or financial intermediary to recommend a Fund over another investment.

The following financial institutions are parties to agreements entitling them to receive payments from the Distributor under the Service Plan and/or the Investment Adviser from its own resources, as indicated:

Service Provider	Payments Received From
ACS HR Solutions	Distributor and Investment Adviser

Ameritrade Northwest, Inc.	Distributor

Ascensus, Inc.	Distributor

Benefit Plan Administrative Services	Distributor and Investment Adviser

BMO Harris Bank	Distributor and Investment Adviser

Charles Schwab & Co., Inc.	Distributor and Investment Adviser

CIBC World Markets Corp	Distributor

Circle Trust Company	Distributor

Citicorp Investment Services	Distributor and Investment Adviser

Citigroup Global Markets Inc.	Distributor and Investment Adviser

E*Trade Clearing LLC	Distributor

Fidelity Brokerage Services LLC / National Financial Services LLC	Distributor and Investment Adviser

Fidelity Investments Institutional Services Company, Inc.	Distributor and Investment Adviser

Great-West Retirement Services/GWFS Equities, Inc.	Distributor

Goldman, Sachs & Co.	Investment Adviser

ING Institutional Plan Services LLC	Distributor and Investment Adviser

JPMorgan Chase Bank, N.A.	Investment Adviser

J.P. Morgan Retirement Plan Services, LLC	Distributor and Investment Adviser

LPL Financial	Investment Adviser

Mercer HR Services, LLC	Distributor and Investment Adviser

Merrill Lynch / Financial Data Services, Inc.	Distributor and Investment Adviser

MetLife Securities, Inc. / FASCorp	Distributor and Investment Adviser

Mid-Atlantic Capital Corp	Distributor

Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. LLC	Distributor and Investment Adviser

MSCS Financial Services, L.L.C.	Distributor

Oppenheimer & Co. Inc.	Distributor

Pershing LLC	Investment Adviser

Prudential Investment Management Services LLC / Prudential Investments LLC	Investment Adviser

Raymond James Financial Services, Inc.	Investment Adviser

RBC Capital Markets Corporation	Investment Adviser

Standard Insurance Company	Investment Adviser

SunGard Institutional Brokerage, Inc.	Distributor

TD Ameritrade Clearing, Inc.	Distributor and Investment Adviser

TD Ameritrade Trust Company	Distributor and Investment Adviser

Teachers Insurance and Annuity Association of America	Distributor and Investment Adviser

UBS Financial Services Inc.	Distributor and Investment Adviser

United of Omaha Life Insurance Company and Companion Life Insurance Company	Distributor

The Vanguard Group, Inc./Vanguard Marketing Corporation	Distributor and Investment Adviser

Wells Fargo Advisors, LLC	Distributor and Investment Adviser

Wells Fargo Bank, N.A.	Distributor and Investment Adviser

Wilmington Trust Company	Distributor and Investment Adviser

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the “Code of Ethics”). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information (“access persons”) and, as described below, imposes additional restrictions on the Funds’ investment personnel.

The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear personal securities investments, with limited exceptions, such as mutual funds, high-quality short-term securities, direct obligations of the U.S. government, and municipal securities. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security (except certain exempt securities) that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by a Fund. Further, access persons are restricted from investing in securities which a Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market.

The Board of Trustees of the Trust has also approved a separate Code of Ethics under Section 406 of the Sarbanes-Oxley Act applicable to the Trust’s president and treasurer. This Code of Ethics addresses conflicts of interest, disclosure and compliance, and reporting and accountability for principal executives and senior financial officers.

Proxy Voting Policies and Procedures

The Investment Adviser votes the proxies of companies owned by the Funds. The Investment Adviser votes proxies solely in the best interests of a Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, the Investment Adviser generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes with management on social issues because it believes management is responsible for handling them. The Investment Adviser generally opposes cumulative voting and votes against anti-takeover mechanisms and attempts to classify boards of directors. The Investment Adviser votes other matters – including equity-based compensation plans – on a case-by-case basis.

If the International Opportunities Fund receives proxies from the International Value Fund or the Emerging Markets Fund, as a shareholder of such Funds, the Investment Adviser intends to vote such proxies in proportion to the vote of all other shareholders of such Funds.

Because the Global Absolute Return Fund will not actually own the securities of companies underlying the swap agreements or short sales, it will not be entitled to vote proxies of those companies. Thus, the Investment Adviser will only be able to vote proxies of companies in which the Global Absolute Return Fund invests directly.

The Investment Adviser’s interests may conflict with the interests of a Fund on certain proxy votes where the Investment Adviser might have a significant business or personal relationship with the company or its officers. The Investment Adviser’s chief operating officer in consultation with the general counsel decides if a vote involves a material conflict of interest. If so, the Investment Adviser will either (i) obtain instructions or consent from the Trustees on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, follow the recommendation of a third party proxy voting consultant unaffiliated with the Investment Adviser, such as ISS.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Investment Adviser’s ability to vote. As a result, a Fund’s non-U.S. proxies will be voted on a best efforts basis only. In addition, the Investment Adviser will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the Fund’s custodian in sufficient time to cast the vote. This is only a summary of the Investment Adviser’s Proxy Voting Policies and Procedures.

Information regarding how the Funds voted proxies of companies owned by the Funds during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission’s website at http://www.sec.gov.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Reference is made to “How to Purchase, Exchange and Sell Fund Shares” in the Prospectus for certain information as to the purchase of Funds’ shares.

Each Fund issues two classes of shares: Investor Class and Institutional Class. Each Investor Class and Institutional Class share of a Fund represents an identical interest in the investment portfolio of that Fund, and has the same rights, except that Investor Class shares bear the expenses of ongoing shareholder service fees. The shareholder service fees that are imposed on Investor Class shares are imposed directly against Investor Class shares and not against all assets of the particular Fund, and, accordingly such charges do not affect the net asset value of Institutional Class shares. Dividends paid by a Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder service fees in relation to Investor Class shares are borne exclusively by that class.

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share (“NAV”). The applicable offering price for purchase orders is based upon the NAV of a Fund next determined after receipt of the purchase, exchange or redemption order by DST Systems Inc., P.O. Box 219085, Kansas City, Missouri 64121-7159 (the “Transfer Agent”) or an authorized financial intermediary. Purchases, exchanges and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange (“NYSE”) is open for business. Currently, the weekdays on which the Funds are closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend exchanges or sales of shares of a Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds may enter into agreements with broker-dealers or other financial intermediaries (in some cases, “supermarket” arrangements) allowing investors to purchase, exchange and redeem shares of a Fund through the financial intermediary. In connection with these arrangements, a Fund will authorize the financial intermediary to accept on its behalf purchase, exchange and redemption orders. In turn, the financial intermediary is authorized to designate other intermediaries to accept purchase, exchange and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase, exchange or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after accepted by an authorized financial intermediary or the financial intermediary’s authorized designee and timely transmitted to the Fund. In addition, a financial intermediary or its designee may charge its customers transaction fees on the purchase, exchange or sale of a Fund’s shares.

Purchase orders received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Purchase orders received after the close of regular trading on the NYSE will be processed using the next trading day’s price.

Issuance of Fund Shares for Securities

Investors may purchase a Fund’s shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market.

Exchanges

Investors may only exchange shares into other Funds within the same share class. As described in the Prospectus, exchanges are subject to the minimum investment requirements of the Fund purchased, exchange minimums and maximums, and a Fund’s redemption fee, if applicable.

Investors may exchange shares by mail, telephone, or over the Internet, as described in the Prospectus. An exchange of shares will have the same tax consequences as a redemption of shares. Exchange orders received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Exchange orders received after the close of regular trading on the NYSE will be processed using the next trading day’s price.

Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or other taxpayer identification number.

If shares are held through a financial intermediary, contact the intermediary to exchange Fund shares. Financial intermediaries may have their own limitations, restrictions or fees on exchange requests. Shares held in employer-sponsored retirement plans may be exchanged into other Funds by contacting the investor’s plan administrator or recordkeeper.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to a Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as such names appear on the Transfer Agent’s register. The signatures on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the address of record on the Transfer Agent’s register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-866-947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the shareholder’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. A Fund may temporarily suspend telephone transactions at any time.

Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone, they should try other available methods of redemption, such as mail.

As discussed in the Prospectus, a shareholder may also redeem shares via the Funds’ website at www.causewayfunds.com. The Funds will take certain precautions to protect your account from fraud, including requiring authorized users to provide proper identifying information and passwords. However, notwithstanding these precautions, this account feature involves a risk of loss from unauthorized or fraudulent transactions. From time to time, access to your account information on the Internet may not be available due to, among other things, high levels of shareholder activity and routine maintenance of the website. Further, a Fund may temporarily suspend Internet transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 5 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Securities dealers and other financial intermediaries have the responsibility of submitting redemption requests received from customers prior to the close of regular trading on the NYSE to the Fund within agreed upon time deadlines to obtain that day’s closing price. Each Fund reserves the right to reject any order for redemption, which right of rejection might adversely affect shareholders seeking redemption through financial intermediaries.

Redemption in Kind

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, or if a shareholder requests redemption in kind and the Fund determines that it would not be detrimental to the best interests of the remaining shareholders of the Fund to make payment in kind, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

Redemption Fee

In calculating whether a sale or exchange of a Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold or exchanged the shares he or she acquired earliest. The fee will be calculated based on the value of the shares as of the date of redemption or exchange, and will be paid to the relevant Fund. Your financial intermediary may use different policies in calculating a Fund’s redemption fee or other redemption fee applied by the intermediary.

PRICING OF SHARES

Determination of Net Asset Value

The purchase, exchange and redemption price of shares is the NAV of each share. Each Fund’s securities are valued by the Funds’ Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices), unless there is no readily ascertainable market value for a security or if the Funds’ Fair Value Committee thinks a market price is unreliable. Fund securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or over-the-counter (“OTC”) for which market quotations are available are valued at the last reported sale price (“regular way”) as of the close of regular trading on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price for long positions and at the last available ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. When a Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options and forward foreign currency exchange contracts and swaps, are stated at market value. The prices for foreign securities are reported in local currency and converted into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted sale price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Investments in mutual funds that are not exchange-traded funds are valued daily at the net asset value per share.

If there is no readily ascertainable market value for a security or if a Fund thinks a market price is unreliable, the Funds’ Fair Value Committee will make a good faith determination of the “fair value” of the security under policies and procedures adopted by the Board of Trustees. The Board of Trustees has approved the use of a third-party fair valuation vendor for equity securities that are traded primarily on non-U.S. exchanges. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Funds (other than the International Opportunities Fund and Global Absolute Return Fund) will value their non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Fair Value Committee. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets.

The Global Absolute Return Fund will enter into swap agreements that will generally be fair valued based on prices supplied by the swap counterparty, which in turn are based on the market prices or fair values of the notional securities underlying the swap agreement. Prior to the Global Absolute Return Fund entering into a swap agreement with a swap counterparty, the Investment Adviser will review the swap counterparty’s pricing sources for the securities underlying the swap. The Investment Adviser also intends to monitor, on a daily basis, the values provided by the Global Absolute Return Fund’s swap counterparty for the swap agreements.

The Funds will own, or have exposure to, securities that are listed on foreign exchanges. These securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or “arbitrageurs” may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in a Fund’s NAV. Such trades may adversely affect existing shareholders.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price a Fund would receive if it sold the security.

The NAV of each Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets held by the Fund (including interest and dividends accrued but not yet received) minus all liabilities attributable to the Fund (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the shareholder service fees paid by Investor Class shares, are accrued daily. The per share NAV of Investor Class shares of a Fund will reflect the daily expense accruals of the shareholder service fees applicable to Investor Class shares.

Generally, trading in non-U.S. securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of a Fund’s shares are determined as of such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE that may not be reflected in the computation of a Fund’s NAV.

Each investor may add to or reduce its investment in a Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of the Fund by the number of shares held by the investor. The close of regular trading on the NYSE is normally 4:00 p.m. Eastern time. Any additions or withdrawals to be effected on that day will then be effected.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The swap agreements used by the Global Absolute Return Fund will not directly involve the execution of brokerage transactions by the Fund; however, that Fund may purchase securities directly. In executing transactions with brokers and dealers, the Trust’s policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust’s total costs or proceeds are the most favorable under the circumstances, taking into account all relevant factors. In placing brokerage, the Investment Adviser considers the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer’s services, including among other things:

•	Execution capability,

•	Brokerage and research services,

•	Responsiveness,

•	Level of commission rates charged,

•	Financial soundness,

•	Back office processing capabilities, and

•	Participation in client commission recapture or directed brokerage programs.

The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but weighs a combination of some or all of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for a Fund and the Investment Adviser’s other clients. The Investment Adviser’s traders monitor prices by comparing fills to the stock’s volume-weighted average price (“VWAP”) for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate research rankings to the Trading Desk. Portfolio managers and traders receive monthly and annual reports listing brokers and commissions by country, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. The Investment Adviser also uses a third party service provider to assist the firm in assessing best execution.

The Investment Adviser may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause a Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser’s overall responsibilities to the accounts, including the Funds, for which it exercises investment discretion.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser’s accounts and not all such services may be used in connection with a Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.

Pursuant to Commission interpretative guidance, the Investment Adviser uses commission sharing arrangements (“CSAs”) with certain brokers. These CSA brokers execute trades and credit soft dollars to pools from which the Investment Adviser directs payments to the CSA brokers, third-party brokers, and independent research providers based on commission targets. The use of CSAs is intended to assist the Investment Adviser in providing credits to brokers who, in its judgment, provide the best access to analysts and management, and to independent research providers, while using reliable execution brokers which the Investment Adviser believes will benefit the Investment Adviser’s accounts, including the Funds.

The Funds anticipate that their brokerage transactions involving securities of issuers domiciled in countries other than the U.S. generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the U.S., although each Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Foreign equity securities may also be held by the Funds in the form of ETFs, ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ETFs, ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe or other countries, as the case may be. ADRs and ETFs, like other securities traded in the U.S., will be subject to negotiated commission rates. A Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Funds are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

For the fiscal years ended September 30, 2013, 2012 and 2011, the International Value Fund paid aggregate brokerage commissions in the amounts of $1,585,690, $798,895, and $1,542,905, respectively. The aggregate amount of commissions was higher in the 2013 fiscal year than in the 2012 and 2011 fiscal years primarily due to the Fund’s increased asset size and increased cash inflows.

For the fiscal years ended September 30, 2013, 2012 and 2011, the Global Value Fund paid aggregate brokerage commissions in the amount of $ 45,048, $22,174 and $4,482, respectively. The aggregate amount of commissions was higher in the 2013 fiscal year than in the 2012 and 2011 fiscal years primarily due to the Fund’s increased asset size and increased cash inflows.

For the fiscal years ended September 30, 2013, 2012 and 2011, the Emerging Markets Fund paid aggregate brokerage commissions in the amount of $200,206, $116,213 and $81,788, respectively. The aggregate amount of commissions was higher in the 2013 fiscal year than in the 2012 and 2011 fiscal years primarily due to the Fund’s increased asset size and increased cash inflows.

For the fiscal years ended September 30, 2013, 2012 and 2011, the International Opportunities Fund, which invests primarily in shares of two other Funds, did not pay any brokerage commissions.

For the fiscal year ended September 30, 2013, 2012 and the fiscal period ended September 30, 2011, the Global Absolute Return Fund paid fees under swap agreements related to notional exposures in securities, but did not pay any brokerage commissions.

For the fiscal years ended September 30, 2013, 2012 and 2011, none of the Funds paid brokerage commissions to the Distributor.

For the fiscal year ended September 30, 2013, the International Value Fund directed $1,012,621,219 in transactions to brokers in part because of research services provided and paid $1,377,859 in commissions on such transactions. For the fiscal year ended September 30, 2013, the Global Value Fund directed $34,171,949 in transactions to brokers in part because of research services provided and paid $38,808 in commissions on such transactions. For the fiscal year ended September 30, 2013, the Emerging Markets Fund directed $92,946,518 in transactions to brokers in part because of research services provided and paid $23,018 in commissions on such transactions. For the fiscal year ended September 30, 2013, the International Opportunities Fund and the Global Absolute Return Fund did not direct transactions to brokers in part because of research services provided.

During the fiscal year ended September 30, 2013, the International Value Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Barclays plc, BNP Paribas, and UBS AG. As of September 30, 2013, the International Value Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker	Type of Security Held	Value (000)
Barclays plc	Equity	$48,694
BNP Paribas	Equity	$73,535
UBS AG	Equity	$73,368

During the fiscal year ended September 30, 2013, the Global Value Fund acquired securities of its following “regular” brokers or dealers (as defined in Rule 10b-1 under the 1940 Act): Barclays plc, BNP Paribas, Citigroup, and Wells Fargo & Company. As of September 30, 2013, the Global Value Fund’s aggregate holdings of its regular brokers or dealers were:

Name of Broker	Type of Security Held	Value (000)
Barclays plc	Equity	$715
BNP Paribas	Equity	$811
Citigroup	Equity	$1,343
Wells Fargo & Company	Equity	$835

SHAREHOLDER SERVICES

The Funds offer a number of shareholder services described below that are designed to facilitate investment in their shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Funds by calling 1-866-947-7000, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Funds do not issue share certificates.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement plan or Coverdell education savings account in each Fund is $4,000. Dividends and other distributions received by retirement plans and those accounts generally are exempt from federal taxation. Different tax rules apply to Roth IRAs and Coverdell educational savings accounts. Investors considering participation in any retirement or savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Dividend Reinvestment Plan

Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or telephone call to the Transfer Agent (tel: 1-866-947-7000), if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of their Fund in cash, rather than reinvested in shares of their Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Funds are not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

FEDERAL TAX ASPECTS

General

Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”). (All “section” references in this part of this Statement of Additional Information are to the Code.) By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

The International Opportunities Fund primarily invests its assets in shares of the International Value Fund and the Emerging Markets Fund (each, an “Underlying Fund”). Accordingly, the International Opportunities Fund’s income consists primarily of distributions from the Underlying Funds and net gains realized from the disposition of Underlying Fund shares. If an Underlying Fund qualifies for treatment as a RIC — each has done so for each past taxable year and, as noted above, intends to continue to do so —

then (1) dividends that Underlying Fund pays to the International Opportunities Fund will be includible in the latter’s investment company taxable income to the extent of the Underlying Fund’s earnings and profits and (2) distributions paid to the International Opportunities Fund from that Underlying Fund’s net capital gain will be taxable to the International Opportunities Fund as long-term capital gains, regardless of how long that Fund has held the Underlying Fund’s shares. If the International Opportunities Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the International Opportunities Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the International Opportunities Fund and instead will increase its basis in the newly purchased shares.

To continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from interests in certain publicly traded partnerships that are treated as partnerships for federal tax purposes and derive less than 90% of their gross income from the items described in clause (1)(a) (so-called “qualified publicly traded partnerships”) (each, a “QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If a Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rate for net capital gain, a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually) — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

A Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. Each Fund intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Foreign Investments

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (collectively, “foreign taxes”) that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations — which is likely in the case of each Fund (other than the Global Absolute Return Fund) either directly or, in the case of the International Opportunities Fund (as a “qualified fund of funds”), indirectly through the Underlying Funds — the Fund will be eligible to, and intends to (as each such Fund other than the International Opportunities Fund has done in previous taxable years), file an election with the Internal Revenue Service (“Service”) that would enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its foreign-source income.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and whose foreign source income is all “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes a Fund paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends it receives are effectively connected with the conduct of a U.S. trade or business.

A Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on that stock or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individuals’ QDI mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which the election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. Each Fund reserves the right to make investments in PFICs as a matter of its investment policy.

A Fund may invest in ownership interests in foreign income, royalty, and similar trusts. The tax consequences to a Fund of an investment in such a trust depend on the trust’s classification for federal tax purposes, generally as a corporation or a partnership:

(1) If such a trust is classified as a corporation, it would be a PFIC (with the income tax consequences to an investing Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the trust to a Fund that invested therein would be treated as dividends that, under certain circumstances, would be treated as QDI; or

(2) If such a trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to an investing Fund under the Income Requirement. But if such a trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., generates at least 90% of its gross income from the passive sources described above), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, a Fund that invested therein would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust, and any non-qualifying income of the trust would pass-through to the Fund.

Derivatives and Foreign Currencies

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, and swap agreements involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives from its business of investing in securities or foreign currencies, if any, will be treated as qualifying income under the Income Requirement. Each Fund monitors its transactions, and seeks to make appropriate tax elections and entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment, or enters into a swap agreement, to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

A Fund’s need to satisfy the Income Requirement and the Diversification Requirements to continue to qualify as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement — in particular, whether such a payment is, wholly or partially, ordinary income or capital gain — will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the Service. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the Service might not accept that treatment. If it did not, a Fund’s status as a RIC might be affected. The Funds intend to continue to monitor developments in this area.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to section 1256 (collectively “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., regarding the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

Under section 988, any gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swap agreements) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although each Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis. When a Fund does so, it will incur the costs of currency conversion.

Section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments and swap agreements in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a Fund writes (sells) a covered call option that expires, it will realize a short-term capital gain at the time of the expiration equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. If such an option is exercised, a Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale of a Fund if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Taxation of the Funds’ Shareholders

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. The per-share dividends on a Fund’s Investor Class shares will normally be lower than the per-share dividends on its Institutional Class shares as a result of the shareholder service fees applicable to the Investor Class shares.

Any capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by a Fund in writing to its shareholders, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, only with respect to Fund taxable years beginning before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently).

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends paid by the Fund after June 30, 2014, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares paid after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if (i) it certifies that it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation.

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The foregoing is an abbreviated summary of the federal income tax consequences of an investment in a Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

GENERAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a fund proportionately equal to the interest of each other share, except that the Investor Class shares are subject to shareholder service fees. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a fund’s liquidation, all shareholders would share pro rata in the net assets of the fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares.

The Trust or any of the Funds may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust’s (or the respective Fund’s) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund. If not so terminated, the Trust and the Funds will continue indefinitely.

Trustee and Shareholder Liability

The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust’s obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, has been selected as the independent registered public accounting firm of the Funds. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Custodian

The Bank of New York Mellon, One Wall Street, New York, NY 10286, acts as custodian of each Fund’s assets (the “Custodian”). Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for each Fund and to cause foreign securities owned by the Trust to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments.

The Custodian, the Global Absolute Return Fund and swap counterparties have also entered into customary triparty control agreements providing for the Custodian to maintain that Fund’s assets pledged as collateral while providing the counterparty access to the account to verify assets and to receive collateral in the event that Fund defaults on its obligations under the swap agreements.

Transfer Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

K&L Gates LLP, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, is counsel for the Trust. Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Funds by K&L Gates LLP.

Reports to Shareholders

The fiscal year of the Funds ends on September 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by an independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gain distributions.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Funds have filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.

Financial Statements

The audited financial statements of the Funds and the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, thereon are incorporated herein by reference to the applicable Funds’ annual reports to shareholders for the fiscal year ended September 30, 2013. Such financial statements have been incorporated herein in reliance upon such reports and on the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. The annual reports are available upon request without charge by contacting the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.causewayfunds.com.

Control Persons and Principal Holders of Securities

As of January 1, 2014, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of each Fund.

As of January 1, 2014, the following persons owned 5% or more of a class of the outstanding voting securities of a Fund. The ownership percentages below represent ownership of record rather than beneficial ownership:

International Value Fund:

Name and Address	Class Owned	Percentage of Class Owned
National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	51.74%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	20.68%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Investor Class	5.67%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Institutional Class	30.69%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	15.16%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	14.13%

Global Value Fund:

Name and Address	Class Owned	Percentage of Class Owned
National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	55.64%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	11.91%

SEI Private Trust Company Cust. Roth Combined IRA 01/01/2012 FBO Susan E. Small Winnetka, IL 60093	Investor Class	8.37%

Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	Investor Class	8.08%

MITRA & Co. FBO 98 c/o BMO Harris Bank NA Attn: MF 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	Institutional Class	29.56%

National Nominees LTD ANF FBO University of Melbourne Level 12, 500 Bourke Street Melbourne Victoria 3000 Australia	Institutional Class	18.52%

Brown Brokther Harriman & Co. As Custodian 525 Washington Blvd. Attn: Investment Funds Global Jersey City, NJ 07310-1692	Institutional Class	12.99%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	9.63%

National Nominees LTD ANF Parliamentary Trustees ATF Parliamentary Contributory Superannuation Fund (PTCWGE) Level 12, 500 Bourke Street Melbourne Victoria 3000 Australia	Institutional Class	7.36%

SHK Assets LLC c/o Causeway Capital Management LLC 11111 Santa Monica Blvd, Suite 1500 Los Angeles, CA 90025-3349	Institutional Class	5.81%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	5.41%

Emerging Markets Fund:

Name and Address	Class Owned	Percentage of Class Owned
Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	53.58%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	24.10%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	33.37%

Healthcare Employees Pension Plan - Manitoba 900-200 Graham Avenue Winnipeg, MB R3C 4L5 Canada	Institutional Class	20.38

Charles Schwab & Co. Inc Special Custody Account For The Benefit of Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class	11.67%

MAC & Co. Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Institutional Class	11.23%

UBATCO & Co. FBO College Savings Group PO Box 82535 Lincoln, NE 68501-2535	Institutional Class	6.44%

International Opportunities Fund:

Name and Address	Class Owned	Percentage of Class Owned
National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Investor Class	57.80%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	29.41%

SEI Private Trust Company Cust Roth Combined IRA 01/01/1998 FBO Peter Duca Fair Lawn, NJ 07410-3590	Investor Class	8.35%

MAC & Co. Attn: Mutual Fund Ops P.O Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Institutional Class	47.88%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	26.58%

State Street Bank & Trust Co. FBO The Bridger Reclamation TR c/o Diane Severino VP 444 S. Flower Street, 45th Floor Los Angeles, CA 90071-2947	Institutional Class	11.31%

YWCA Greater Pittsburgh 501(c)(3) 305 Wood Street Pittsburgh, PA 15222-1914	Institutional Class	9.27%

Global Absolute Return Fund:

Name and Address	Class Owned	Percentage of Class Owned
Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor Class	19.22%

The Fulton Company c/o Fulton Financial Advisors PO Box 3215 Lancaster, PA 17604-3215	Institutional Class	20.65%

National Financial Services LLC FBO Exclusive Benefit of Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281-1003	Institutional Class	13.35%

Charles Schwab & Co. Inc Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151]	Institutional Class	8.29%

SHK Assets LLC c/o Causeway Capital Management LLC 11111 Santa Monica Blvd, Suite 1500 Los Angeles, CA 90025-3349	Institutional Class	5.18%

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1) Declaration of Trust(1)
(2)	Amendment No. 1 to Schedule A to Declaration of Trust(6)
(3)	Amendment No. 2 to Schedule A to Declaration of Trust(8)
(4)	Amendment No. 3 to Schedule A to Declaration of Trust(9)
(5)	Amendment No. 4 to Schedule A to Declaration of Trust(11)
(6)	Amendment No. 5 to Schedule A to Declaration of Trust(13)
(7)	Amendment No. 6 to Schedule A to Declaration of Trust(14)
(b)	(1) Amended Bylaws(11)
(c)	Instruments defining rights of Shareholders – none, see Declaration of Trust
(d)	(1) Investment Advisory Agreement for Causeway International Value Fund(2)
(2)	Investment Advisory Agreement for Causeway Emerging Markets Fund(7)
(3)	Investment Advisory Agreement for Causeway Global Value Fund(9)
(4)	Investment Advisory Agreement for Causeway International Opportunities Fund(12)
(5)	Investment Advisory Agreement for Causeway Global Absolute Return Fund(14)
(6)	Amendment to Investment Advisory Agreement for Causeway Global Value Fund(16)
(e)	(1) Underwriting Agreement(2)
(2)	Amendment No. 1 to Distribution Agreement(6)
(3)	Amendment No. 2 to Distribution Agreement(8)
(f)	Bonus or Profit Sharing Contracts — none
(g)	(1) Custody Agreements for Causeway International Value Fund(2)
(2)	Amendment to Custody Agreement for Causeway Emerging Markets Fund(7)
(3)	Amendment to Custody Agreement for Causeway Global Value Fund(9)
(4)	Amendment to Custody Agreement for Causeway International Opportunities Fund(12)
(5)	Amendment to Custody Agreement for Causeway Global Absolute Return Fund(14)
(h)	Other Material Contracts
(1)	Administration Agreement(2)
(2)	Amendment No. 1 to Administration Agreement(5)
(3)	Amendment No. 2 to Administration Agreement / Amendment No. 1 to Distribution Agreement(6)
(4)	Amendment No. 3 to Administration Agreement(7)
(5)	Amendment No. 4 to Administration Agreement(9)
(6)	Amendment No. 5 to Administration Agreement(11)
(7)	Amendment No. 6 to Administration Agreement(12)
(8)	Amendment No. 7 to Administration Agreement(14)
(9)	Amendment No. 8 to Administration Agreement(16)
(10)	Shareholder Service Plan and Agreement(2)
(11)	Expense Limit Agreement for Causeway International Value Fund*
(12)	Expense Limit Agreement for Causeway Emerging Markets Fund*
(13)	Expense Limit Agreement for Causeway Global Value Fund*
(14)	Expense Limit Agreement for Causeway International Opportunities Fund*
(15)	Expense Limit Agreement for Causeway Global Absolute Return Fund*

(i)	Legal Opinion*
(j)	Other Opinions
(1)	Consent of independent registered public accounting firm*
(k)	Omitted Financial statements – none
(l)	Initial Capital Agreement(2)
(m)	Rule 12b-1 Plan – not applicable
(n)	(1) Rule 18f-3 Plan(2)
(2)	Amended Rule 18f-3 Plan(15)
(o)	Reserved
(p)	(1) Codes of Ethics of Registrant and its investment adviser (3)
(2)	Code of Ethics of Registrant’s principal underwriter (3)
(3)	Amended Code of Ethics of Registrant and its investment adviser (4)
(4)	Amended Code of Ethics of Registrant’s principal underwriter(4)
(5)	Amended Code of Ethics of Registrant and its investment adviser(6)
(6)	Amended Code of Ethics of Registrant and its investment adviser (8)
(7)	Amended Code of Ethics of Registrant and its investment adviser(14)
(8)	Amended Code of Ethics of Registrant and its investment adviser*

(1)	Incorporated by reference from Registrant’s initial Registration Statement filed on August 15, 2001.
(2)	Incorporated by reference from Pre-Effective Amendment No. 1 filed on October 15, 2001.
(3)	Incorporated by reference from Post-Effective Amendment No. 2 filed on January 28, 2003.
(4)	Incorporated by reference from Post-Effective Amendment No. 5 filed on January 28, 2005.
(5)	Incorporated by reference from Post-Effective Amendment No. 6 filed on January 30, 2006.
(6)	Incorporated by reference from Post-Effective Amendment No. 7 filed on November 16, 2006.
(7)	Incorporated by reference from Post-Effective Amendment No. 8 filed on January 30, 2007.
(8)	Incorporated by reference from Post-Effective Amendment No. 9 filed on January 30, 2008.
(9)	Incorporated by reference from Post-Effective Amendment No. 11 filed on April 29, 2008.
(10)	Incorporated by reference from Post-Effective Amendment No. 12 filed on January 30, 2009.
(11)	Incorporated by reference from Post-Effective Amendment No. 13 filed on October 15, 2009.
(12)	Incorporated by reference from Post-Effective Amendment No. 14 filed on December 31, 2009.
(13)	Incorporated by reference from Post-Effective Amendment No. 15 filed on October 14, 2010.
(14)	Incorporated by reference from Post-Effective Amendment No. 19 filed on January 21, 2011.
(15)	Incorporated by reference from Post-Effective Amendment No. 23 filed on January 31, 2012.
(16)	Incorporated by reference from Post-Effective Amendment No. 25 filed on January 28, 2013.
*	Filed herewith.

Item 29. Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VIII of the Registrant’s Declaration of Trust, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any trustee; provided, however, that nothing contained in the

Registrant’s Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee against any liability to the Registrant or the shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee.

Article VII, Section 3 of the Registrant’s Bylaws also provides that every person who is, or has been, a trustee or officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and Statement of Additional Information.

The Investment Adviser, a Delaware limited liability company, is a registered investment adviser. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10,2013
KP Funds	September 19,2013

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	The following table provides information concerning the positions and offices that each director or officer of the Distributor holds with the Distributor and the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

	Position and Offices	Positions and Offices
Name	with Distributor	with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—

Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows: (a) With respect to Rules 31a-1(b)(2)(i)(a) – (e) and 31a-1(b)(3), the required books and records will be maintained at the offices of Registrant’s Custodian: The Bank of New York Mellon, One Wall Street, New York, NY 10286; (b) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(2)(i)(c) – (f); 31a-1(b)(2)(ii) – (iii); and 31a-1(b)(3) – (8), the required books and records are maintained at the offices of Registrant’s Administrator: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (c) With respect to Rules 31a-1 (b)(2)(iii); 31a-1(b)(4) – (7); 31a-1 (b)(9) – (11); and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Investment Adviser: Causeway Capital Management LLC, 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025; (d) With respect to Rule 31a-1 (b)(2)(iv), the required books and records are maintained at the offices of the Registrant’s Transfer Agent: DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; and (e) With respect to Rule 31a-1 (d), the required books and records are maintained at the offices of the Registrant’s Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Item 34. Management Services

None.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Los Angeles, California on the 28th day of January, 2014.

CAUSEWAY CAPITAL MANAGEMENT TRUST

/s/ Turner Swan
By: Turner Swan
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	TITLE	DATE

/s/ Turner Swan	President	January 28, 2014
Turner Swan

/s/ Michael Lawson	Treasurer	January 28, 2014
Michael Lawson

Mark D. Cone*	Trustee	January 28, 2014
Mark D. Cone

John R. Graham*	Trustee	January 28, 2014
John R. Graham

Lawry J. Meister*	Trustee	January 28, 2014
Lawry J. Meister

Eric H. Sussman*	Trustee and Chairman of the Board	January 28, 2014
Eric H. Sussman

Victoria B. Rogers*	Trustee	January 28, 2014
Victoria B. Rogers

* By	/s/ Turner Swan
(Turner Swan, pursuant to a power of attorney filed herewith)

Exhibit Index

(h) (11) Expense Limit Agreement for Causeway International Value Fund

(h) (12) Expense Limit Agreement for Causeway Emerging Markets Fund

(h) (13) Expense Limit Agreement for Causeway Global Value Fund

(h) (14) Expense Limit Agreement for Causeway International Opportunities Fund

(h) (15) Expense Limit Agreement for Causeway Global Absolute Return Fund

(i) Legal Opinion

(j) (1) Consent of independent registered public accounting firm

(p) (8) Amended Code of Ethics of Registrant and its investment adviser

Powers of Attorney for Mark D. Cone, John R. Graham, Lawry J. Meister, Eric H. Sussman and Victoria B. Rogers, Trustees of Causeway Capital Management Trust